UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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UNITED DEVELOPMENT FUNDING IV

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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April 30, 2015

Dear Shareholder:

On behalf of our board of trustees, I cordially invite you to attend the 2015 Annual Meeting of Shareholders of United Development Funding IV to be held on Thursday, June 25, 2015 at 10:00 AM local time, at the Trust’s executive offices at 1301 Municipal Way, Suite 100, Grapevine, Texas 76051. We look forward to your attendance.

The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be acted upon by our shareholders. A report on our portfolio of investments will also be presented at the 2015 Annual Meeting of Shareholders, and our shareholders will have an opportunity to ask questions.

Your vote is very important. Regardless of the number of shares of beneficial interest you own, it is very important that your shares be represented at the 2015 Annual Meeting of Shareholders. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE 2015 ANNUAL MEETING OF SHAREHOLDERS IN PERSON, I URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE. You may do this by completing, signing and dating the accompanying proxy card and returning it via fax to 1-781-633-4036 or in the accompanying self-addressed postage-paid return envelope. You also may authorize a proxy via the Internet at www.2voteproxy.com/udf or by telephone by dialing toll-free 1-800-830-3542. Please follow the directions provided in the proxy statement. This will not prevent you from voting in person at the 2015 Annual Meeting of Shareholders, but will assure that your vote will be counted if you are unable to attend the 2015 Annual Meeting of Shareholders.

YOUR VOTE COUNTS. THANK YOU FOR YOUR ATTENTION TO THIS MATTER, AND FOR YOUR CONTINUED SUPPORT OF, AND INTEREST IN, OUR COMPANY.

We appreciate your continued support of United Development Funding IV and encourage you to vote today.

Sincerely,

By Order of the Board of Trustees

Hollis M. Greenlaw

Chief Executive Officer

United Development Funding IV

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 25, 2015

To the Shareholders of United Development Funding IV:

You are cordially invited to attend the 2015 Annual Meeting of Shareholders (“Annual Meeting”) of United Development Funding IV, a Maryland real estate investment trust (“Trust”).  Notice is hereby given that the Annual Meeting will be held on Thursday, June 25, 2015 at 10:00 AM local time, at the Trust’s executive offices at 1301 Municipal Way, Suite 100, Grapevine, Texas 76051 for the following purposes:

1.	The election of five trustees to serve until our Annual Meeting of Shareholders to be held in 2016 or until such trustees’ successors are duly elected and qualify;

2.	Ratification of the selection of Whitley Penn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

3.	To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

A proxy statement describing the matters to be considered at the Annual Meeting is attached to this notice.  Only holders of record of our common shares of beneficial interest at the close of business on April 29, 2015 are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.  A list of all shareholders as of April 29, 2015 will be open for inspection at the Trust’s executive offices at 1301 Municipal Way, Suite 100, Grapevine, Texas 76051 for the ten-day period immediately preceding the Annual Meeting.  We reserve the right, in our sole discretion, to adjourn or postpone the Annual Meeting to provide more time to solicit proxies for the meeting.

Your vote is very important even if you own only a small number of shares.  You may vote your shares either in person or by proxy.  In order to vote in person, you must attend the Annual Meeting.  Shareholders may submit their proxy via mail in the pre-addressed envelope provided or via telephone, fax or Internet.  For specific instructions on how to vote your shares, please refer to the instructions on the proxy card.  Investors with multiple accounts will receive a separate card for each account.

Please feel free to contact our Investor Services team at 1-800-859-9338 if you have any questions or need additional information.

We appreciate your continued support of United Development Funding IV and encourage you to vote today.

By Order of our Board of Trustees

Hollis M. Greenlaw

Chief Executive Officer

Grapevine, Texas

April 30, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, JUNE 25, 2015.

The proxy statement and annual report to shareholders is available at www.2voteproxy.com/udf.

For directions to the Annual Meeting, please call 1-800-859-9338.

You will need your assigned control number to vote your shares.  Your control number can be found on your proxy card.

Please sign and date the accompanying proxy card and return it promptly by fax to 1-781-633-4036 or in the accompanying self-addressed postage-paid return envelope whether or not you plan to attend.  You also may authorize a proxy electronically via the Internet at www.2voteproxy.com/udf or by telephone by dialing toll-free 1-800-830-3542.  Instructions are included with the proxy card.  If you attend the Annual Meeting, you may vote in person if you wish, even if you previously have returned your proxy card or authorized a proxy electronically.  You may revoke your proxy at any time prior to its exercise.

UNITED DEVELOPMENT FUNDING IV

1301 Municipal Way, Suite 100

Grapevine, Texas 76051

Proxy Statement

Annual Meeting Of Shareholders
To Be Held June 25, 2015

We are providing these proxy materials in connection with the solicitation by the board of trustees of United Development Funding IV (“UDF IV,” the “Trust,” “we,” “our,” or “us”), a Maryland real estate investment trust, of proxies for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held Thursday, June 25, 2015 at 10:00 AM local time, at the Trust’s executive offices at 1301 Municipal Way, Suite 100, Grapevine, Texas 76051, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.  We reserve the right, in our sole discretion, to adjourn the Annual Meeting to provide more time to solicit proxies for the meeting.

This proxy statement, form of proxy, voting instructions and our 2015 Annual Report to Shareholders are first being mailed or given to shareholders on or about May 11, 2015.

Shareholders Entitled to Vote

Holders of our common shares of beneficial interest at the close of business on April 29, 2015 (the “Record Date”) are entitled to receive this notice and to vote their shares at the Annual Meeting.  As of the Record Date, there were 30,638,750 common shares of beneficial interest outstanding.  Each share is entitled to one vote on each matter properly brought before the Annual Meeting.

QUESTIONS AND ANSWERS

We are providing you with this proxy statement, which contains information about the items to be voted upon at the Annual Meeting. To make this information easier to understand, we have presented some of the information below in a question and answer format.

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our board of trustees is soliciting your proxy to vote your shares of UDF IV at the Annual Meeting.  This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and is designed to assist you in voting.

When is the Annual Meeting and where will it be held?

The Annual Meeting will be held on Thursday, June 25, 2015 at 10:00 AM local time, at the Trust’s executive offices at 1301 Municipal Way, Suite 100, Grapevine, Texas 76051.

Who is entitled to vote, and how many shares can vote?

Only shareholders who owned our shares at the close of business on April 29, 2015, the Record Date, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting or any adjournments or postponements thereof.  As of the close of business on April 29, 2015, there were 30,638,750 shares outstanding.  Each share is entitled to one vote on each matter properly brought before the Annual Meeting.

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What constitutes a quorum?

If a majority of the common shares of beneficial interest outstanding on the Record Date are present at the Annual Meeting, either in person or by proxy, we will have a quorum at the meeting, permitting the conduct of business at the meeting.  Abstentions and broker non-votes will be counted to determine whether a quorum is present.  A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

What may I vote on?

You may vote: (i) to elect five trustees, each to hold office for a one-year term expiring at the 2016 Annual Meeting of Shareholders and until his successor is duly elected and qualifies; (ii) to ratify the appointment of Whitley Penn LLP as our independent registered public accounting firm for the year ending December 31, 2015; and (iii) on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

How does the board of trustees recommend I vote on the proposals?

Unless you give other instructions on your proxy card, the individuals named on the card as proxy holders will vote in accordance with the recommendations of our board of trustees.  Our board of trustees recommends that: (i) you vote your shares “FOR ALL” nominees to our board of trustees; and (ii) you vote your shares “FOR” the ratification of the appointment of Whitley Penn LLP as our independent registered public accounting firm for the year ending December 31, 2015.  No trustee has informed us that he intends to oppose any action intended to be taken by us.

How do I vote?

You may vote your shares either in person or by proxy.  In order to vote in person, you must attend the Annual Meeting.  Whether or not you plan to attend the meeting and vote in person, we urge you to have your vote recorded by authorizing a proxy and giving the proxy holder permission to vote your shares at the Annual Meeting.  The proxy holders who will vote your shares as you instruct are Todd F. Etter and Hollis M. Greenlaw.  The proxy holders will vote your shares as you instruct, unless you return your signed proxy card, or authorize a proxy by telephone or over the Internet, but do not indicate how you wish to vote.  In this case, the proxy holders will vote in accordance with the recommendation of the board of trustees or, in the absence of such a recommendation, in the discretion of the proxy holders.

Shareholders may submit their proxy via mail or fax, using the enclosed proxy card.  In addition, shareholders of record may authorize a proxy by following the “Telephone” instructions on the enclosed proxy card.  Shareholders of record with Internet access may authorize a proxy by following the “Internet” instructions on the enclosed proxy card.  The telephone and Internet voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to authorize a proxy and confirm that their instructions have been properly recorded.  If the telephone or Internet option is available to you, we strongly encourage you to use it because it is faster and less costly.  If you attend the Annual Meeting, you may also submit your vote in person, and any previous votes or proxies that you submitted will be superseded by the vote that you cast at the Annual Meeting.  The proxy holders will not vote your shares if you do not return the enclosed proxy card or authorize your proxy by telephone or over the Internet.  This is why it is important for you to return the proxy card or authorize your proxy by telephone or over the Internet as soon as possible whether or not you plan on attending the meeting in person.

What vote is required to approve each proposal that comes before the Annual Meeting?

To elect the trustee nominees, the affirmative vote of a plurality of all votes cast at a meeting at which a quorum is present must be cast in favor of the proposal.  Abstentions and broker non-votes will have no impact on the proposal to elect the trustee nominees.

To ratify the appointment of Whitley Penn LLP, the affirmative vote of a majority of all votes cast at a meeting at which a quorum is present must be cast in favor of the proposal.  Abstentions and broker non-votes will have no impact on the proposal to ratify the appointment of Whitley Penn LLP.

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Will my vote make a difference?

Yes.  Your vote is needed to ensure that the proposals can be acted upon.  YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES!  Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting shareholder votes.  We encourage you to participate in the governance of UDF IV and welcome your attendance at the Annual Meeting.

What if I return my proxy card and then change my mind?

You have the right to revoke your proxy at any time before the vote by:

•	providing written notice of such revocation to Donna Lawson, at the Trust’s corporate address;

•	properly signing and submitting a new proxy card with a later date;

•	authorizing a new proxy by telephone or Internet (your latest telephone or Internet proxy is counted); or

•	attending and voting your shares in person at the Annual Meeting. Attending the Annual Meeting will not revoke your proxy unless you specifically request it.

If you hold your shares in “street name,” you will need to contact the institution that holds your shares and follow its instructions for revoking a proxy.

How will voting on any other business be conducted?

Other than the matters described in this proxy statement, we do not expect any additional matters to be presented for a vote at the Annual Meeting.  If any other business is properly presented at the Annual Meeting and you are authorizing a proxy, your proxy grants Todd F. Etter and Hollis M. Greenlaw, as proxy holders, the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Who pays the cost of this proxy solicitation?

The costs of proxy solicitation will be borne by us.  We have hired DST Systems, Inc. (“DST Systems”) to assist us in the distribution of proxy materials and solicitation of votes described above.  We will pay DST Systems a fee of $2,500 plus customary costs and expenses for these services.  In addition, we expect to pay DST Systems, our transfer agent, approximately $12,000 for communication with our shareholders prior to the Annual Meeting and solicitation of proxies by telephone.  In addition to the mailing of these proxy materials, the solicitation of proxies may be made in person, by telephone or by electronic communication by our trustees and officers who will not receive any additional compensation for such solicitation activities.  We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to our shareholders.

Who should I call if I have any questions?

If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

Investor Services

1301 Municipal Way, Suite 100

Grapevine, TX  76051

1-800-859-9338

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PROPOSAL 1 – ELECTION OF TRUSTEES

Our declaration of trust and bylaws provide that the number of our trustees may be established by a majority of the entire board of trustees.  We currently have five trustees, three of whom are independent trustees under the independence tests provided under the rules of NASDAQ.

A total of five trustees are scheduled to be elected at the Annual Meeting to serve for a one-year term ending on the date of the 2016 Annual Meeting of Shareholders and until their successors are duly elected and qualify.  The nominees for members of our board of trustees are set forth below.  Unless authorization is withheld, the persons named as proxies will vote FOR ALL nominees for trustees listed below unless otherwise specified by the shareholder.  Each of the nominees has consented to being named as a nominee in this proxy statement and has agreed that, if elected, he will serve on our board of trustees for a one-year term ending on the date of the 2016 Annual Meeting of Shareholders and until their successors are duly elected and qualify.  In the event any nominee is unable or declines to serve as a trustee at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present board of trustees to fill the vacancy.  In the event that additional persons are nominated for election as trustees, the proxy holders intend to vote all proxies received by them for the nominees listed below and against any other nominees.  As of the date of this proxy statement, our board of trustees is not aware of any nominee who is unable or will decline to serve as trustee.  All of the nominees listed below already are serving as our trustees and constitute all of our current trustees. We are not aware of any family relationship among any of the nominees to become trustees or executive officers of the Trust. Each of the nominees for election as trustee has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a trustee, except that such nominees agreed to serve as our trustees if elected.

The election to our board of trustees of each of the five nominees identified in this proxy statement will require the affirmative vote of a plurality of all votes cast at a meeting at which a quorum is present.

OUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR ALL” NOMINEES IDENTIFIED BELOW.

Nominees to Board of Trustees

The names and ages (as of December 31, 2014) of the persons nominated for election as our trustees are set forth below:

Name	Age	Offices Held

Hollis M. Greenlaw	50	Chief Executive Officer and Chairman of the Board of Trustees
Phillip K. Marshall	65	Independent Trustee
J. Heath Malone	48	Independent Trustee
Steven J. Finkle	65	Independent Trustee
John R. (“Bobby”) Ray	69	Trustee

Trustee Qualifications

We believe our board of trustees should encompass a diverse range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to our operations and interests. Each trustee also is expected to: exhibit high standards of integrity, commitment and independence of thought and judgment; use his or her skills and experiences to provide independent oversight to our business; participate in a constructive and collegial manner; be willing to devote sufficient time to carrying out their duties and responsibilities effectively; devote the time and effort necessary to learn our business and our board of trustees; and represent the long-term interests of all shareholders.  We have determined that our board of trustees as a whole must have the right mix of characteristics and skills for the optimal functioning of the board in its oversight of the Trust. We believe our board of trustees should be comprised of persons with skills in areas such as: finance; real estate; strategic planning; leadership of business organizations; and legal matters. In addition to the targeted skill areas, our board of trustees looks for a strong record of achievement in key knowledge areas that it believes are critical for trustees to add value to the board, including:

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•	Strategy — knowledge of our business model, the formulation of business strategies, knowledge of key competitors and markets;

•	Leadership — skills in coaching and working with senior executives and the ability to assist the Chief Executive Officer;

•	Relationships — understanding how to interact with investors, accountants, attorneys, analysts and markets in which we operate; and

•	Functional — understanding of finance matters, financial statements and auditing procedures, technical expertise, legal issues, information technology and marketing.

Business Experience of Nominees

The following is a summary of the business experience of the nominees for election as our trustees.

Hollis M. Greenlaw. Mr. Greenlaw has served as our Chief Executive Officer and Chairman of our board of trustees since our formation in May 2008. Mr. Greenlaw also has served as Chief Executive Officer of UMTH Land Development, L.P., our asset manager (“UMTH LD or our “Asset Manager”), since March 2003 and served as its President from March 2003 until July 2011.  He also has served as partner, Vice Chairman and Chief Executive Officer of UMT Holdings, L.P. (“UMTH”) and as President, Chief Executive Officer and a director of UMT Services, Inc. (“UMT Services”) since March 2003. Mr. Greenlaw is also the co-founder of United Development Funding, L.P. (“UDF I”), United Development Funding II, L.P. (“UDF II”), United Development Funding III, L.P. (“UDF III”) and United Development Funding Land Opportunity Fund, L.P. (“UDF LOF”). In addition, Mr. Greenlaw has served as Chief Executive Officer and Chairman of the board of trustees of United Development Funding Income Fund V, a Maryland real estate investment trust (“UDF V”), since its formation in October 2013. Mr. Greenlaw has been a partner of UDF Holdings, L.P. (“UDFH”), one of the co-sponsors of UDF V, since June 2012. In addition, since July 2014, he has served as President and Chief Executive Officer of UDF Services, LLC (“UDF Services”), the general partner of UDFH, and Chief Executive Officer of UDFH Land Development, L.P. (“UDFH LD”), the asset manager of UDF V. UDF I, UDF II, UDF III, UDF LOF and UDF V are affiliated real estate finance companies that provide custom financing, including transactions involving real estate development and construction loans and credit enhancements, and make opportunistic purchases of land for residential lot development and home construction. Mr. Greenlaw has directed the funding of approximately $2.33 billion in loans and equity investments through the United Development Funding family of funds, receiving more than $1.1 billion in repayments. From March 1997 until June 2003, Mr. Greenlaw served as Chairman, President and Chief Executive Officer of a multi-family real estate development and management company owned primarily by The Hartnett Group, Ltd., a closely-held private investment company managing more than $40 million in assets. There he developed seven multi-family communities in Arizona, Texas, and Louisiana with a portfolio value exceeding $80 million. Prior to joining The Hartnett Group, Mr. Greenlaw was an attorney with the Washington, D.C. law firm, Williams & Connolly, where he practiced business and tax law.  Mr. Greenlaw was a member of Phi Beta Kappa at Bowdoin College and received his Juris Doctorate from the Columbia University School of Law in 1990. Mr. Greenlaw is a member of the Maine, District of Columbia, and Texas bars. Our board of trustees selected Mr. Greenlaw to serve as a trustee because he is our Chief Executive Officer and has served in various executive roles with our sponsor or its affiliates since 2003. He has expansive knowledge of the public homebuilding and real estate industries, and has relationships with chief executives and other senior management at a multitude of real estate companies. His demonstrated leadership skills, business expertise and extensive REIT executive experience provide him with the skills and qualifications to serve as a trustee.

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Phillip K. Marshall.  Mr. Marshall has served as one of our independent trustees since August 2008 and serves as the chairman of our audit committee.  Mr. Marshall has also served as an independent trustee of UDF V since its formation in October 2013. Since September 2006, Mr. Marshall has served as an independent trustee of United Mortgage Trust (“UMT”), a REIT that invests exclusively in: (i) lines of credit and secured loans for the acquisition and development of single-family home lots; (ii) lines of credit and loans secured by developed single-family lots; (iii) lines of credit and loans secured by completed model homes; (iv) loans provided to entities that have recently filed for bankruptcy protection under Chapter 11 of the U.S. bankruptcy code, secured by a priority lien over pre-bankruptcy secured creditors; (v) lines of credit and loans, with terms of 18 months or less, secured by single-family lots and homes constructed thereon; (vi) discounted cash flows secured by assessments levied on real property; and (vii) credit enhancements to real estate developers, homebuilders, land bankers and other real estate investors who acquire real property, subdivide real property into single-family residential lots, acquire finished lots and/or build homes on such lots. As a trustee of UMT, Mr. Marshall participates in the monthly review and approval of real estate investments made and managed by such entities, and also participates annually in the review and restatement of such entities’ investment policies. Mr. Marshall also currently chairs the UMT audit committee and serves on the UMT financial reporting and liquidity committees.  Since May 2007, Mr. Marshall has served as Chief Financial Officer of RCI Hospitality Holdings Inc., a publicly traded restaurant and entertainment company.  From February 2007 to May 2007, he served as Controller of Dorado Exploration, Inc., a privately held oil and gas company.  From July 2003 to January 2007, he served as Chief Financial Officer of CDT Systems, Inc., a publicly held company that was located in Addison, Texas and was engaged in water technology.  From 2001 to 2003, he was a principal of Whitley Penn LLP, independent certified public accountants.  From 1992 to 2001, Mr. Marshall served as Director of Audit Services at Jackson & Rhodes PC, where he consulted in the structure and formation of UMT in 1996, including developing the criteria necessary to determine the type of assets suitable for acquisition by UMT pursuant to its desire to qualify as a real estate investment trust.  While at Jackson & Rhodes PC and subsequently with Whitley Penn LLP, Mr. Marshall served as the audit partner for UMT.  From 1991 to 1992, Mr. Marshall served as an audit partner at Toombs, Hall and Foster; from 1987 to 1991, he served as an audit partner for KPMG Peat Marwick (“KPMG”); and from 1980 to 1987, he served as audit partner for KMG Main Hurdman (“KMG”).

As an audit partner for KPMG and KMG, Mr. Marshall had extensive experience working with a number of mortgage banking clients and savings and loan institutions involved in residential real estate finance.  In his capacity as auditor and audit partner for his mortgage banking clients, Mr. Marshall performed reviews and tests of income recognition and reporting, quality of asset testing (including analysis of real estate appraisals), historical loss reserves and comparison to industry loss reserves.  Additionally, Mr. Marshall performed single audit procedures to assess the adequacy of loan servicing services including collections, cash management and reporting procedure testing, and escrow analysis. Mr. Marshall is a Certified Public Accountant in the State of Texas.  He received a BBA in Accounting, Texas State University in 1972.  Our board of trustees selected Mr. Marshall to serve as a trustee in part due to his financial and accounting expertise, as well as his knowledge of the financial markets in which we operate.  Our board of trustees believes that his experience as a partner at a public accounting firm, as well as his previous service on the board of trustees of a real estate investment trust, will bring value to us, particularly in his role as the audit committee chairman and audit committee financial expert.

J. Heath Malone.  Mr. Malone has served as one of our independent trustees since August 2008 and serves as the chairman of our nominating and governance committee.  Mr. Malone is a co-founder and partner of Max Industries, LTD., an Inc. 5,000 company, which does business as Max Furniture.  Max Furniture is a designer, importer and on-line retailer of furniture with $15 million in annual revenue.  Since 2002, Mr. Malone has served as Chief Financial Officer of Max Furniture, managing all aspects of its operations including financing, accounting, administration, transportation management and warehouse management, and serving as one of the two principal buyers for the company.  Previously, Mr. Malone was the Chief Financial Officer of Mericom Corporation from 1998 to 2002.  Mericom was engaged in the service and installation of wireless networks throughout the United States.  During Mr. Malone’s tenure, Mericom grew from a small regional $5 million firm to a $60 million national company.  From 1995 to 1998, Mr. Malone served as the Chief Operating Officer of OmniAmerica Development, a Hicks, Muse, Tate & Furst company in the business of designing and building cell tower networks throughout the United States.  Working with a sister company, Specialty Teleconstructors, OmniAmerica Development became the third-largest owner of cellular phone towers in the United States prior to an acquisition by American Tower in 1998.  Mr. Malone was the Chief Financial Officer of US Alarm Systems from 1992 to 1995, building that company from a startup to a mid-sized regional alarm firm.  From 1989 to 1992, he was employed by Arthur Andersen LLP, an international accounting and consulting firm.  At Arthur Andersen, Mr. Malone specialized in manufacturing and retail companies and served on a fraud audit team.  Mr. Malone is a Certified Public Accountant and received a Bachelor of Arts degree in accounting from Southern Methodist University in Dallas in 1989.  Our board of trustees selected Mr. Malone to serve as a trustee in part due to his financial and accounting expertise, as well as his experience in raising capital through public and private markets.  Our board of trustees believes he will bring value to us in his role as an audit committee member, as well as providing an entrepreneurial perspective to our board of trustees.

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Steven J. Finkle.  Mr. Finkle has served as one of our independent trustees since August 2008 and serves as the chairman of our compensation committee.  Mr. Finkle has also served as an independent trustee of UDF V since its formation in October 2013. In 1995, Mr. Finkle founded National Brokerage Associates (“NBA”) and currently serves as its President.  NBA is a full service insurance brokerage house serving agents in the Washington, D.C. metropolitan area and on a national basis.  NBA has a niche in the variable life marketplace and has been involved with designing several variable life insurance products.  A full service brokerage firm specializing in life, annuities, long term care, and disability, NBA works with several nationwide broker-dealers, a number of banks and the insurance brokerage community.  From 1989 to 1995, Mr. Finkle served as a partner and President of CFG Insurance Services.  In 1975, Mr. Finkle became part of the first franchised insurance brokerage operation in the United States when he co-founded MTA Brokerage.  From 1972 to 1974, Mr. Finkle served as an assistant manager for the insurance brokerage firm of Johnson & Higgins at the Atlanta, Georgia regional office and later with National Life of Vermont. Mr. Finkle holds Series 7, 24, and 63 securities licenses and serves on the advisory committee for multiple insurance carriers.  Mr. Finkle currently serves as Chairman of the Brokerage Task Force of the Association for Advanced Life Underwriting, a membership organization of over 2,200 of the top producing life insurance agents in the country, and is a partner of Brokerage Resources of America, an affiliation of national insurance brokerage firms.  Mr. Finkle also previously served on the boards of directors of the District of Columbia Association of Insurance and Financial Advisors and the National Association of Life Brokerage Agencies, the premier association representing the insurance brokerage community.  Mr. Finkle received his B.B.A. degree in Insurance from Georgia State University in 1972 where he was a Kemper Scholar.  Our board of trustees selected Mr. Finkle to serve as a trustee due to his strong relationships and his understanding of the financial and brokerage markets.  Our board of trustees believes that this experience will bring valuable operational expertise and insight to the board of trustees.

John R. (“Bobby”) Ray. Mr. Ray has served as one of our trustees since September 2013.  In April 2014, Mr. Ray founded BR Homebuilding Group and currently serves as its President. From January 2012 through January 2013, Mr. Ray served as the Vice Chairman and Partner at Darling Homes, until the company was acquired by Taylor Morrison Homes, a public homebuilder. From 2003 through 2011, Mr. Ray served as Group President of K. Hovnanian Homes (Texas and Florida), focused on building and designing homes in select locations in Texas and Florida, and was responsible for managing due diligence efforts on homebuilder acquisitions, evaluating and approving land acquisitions and dispositions, evaluating personnel and overseeing all operations. At the peak in 2006, while at K. Hovnanian, Mr. Ray managed approximately 6,000 closings and almost $2 billion in revenues.  From 1999 to 2003, Mr. Ray was President of K. Hovnanian Homes (Dallas/Fort Worth). From 1994 to 1999, Mr. Ray was President and Partner of Goodman Family of Builders, L.P., a private homebuilder in the Dallas/Fort Worth area which K. Hovnanian Homes acquired in October 1999. Mr. Ray formerly served as Chairman of the Board of Plano Presbyterian Hospital and currently serves on the Texas Health Resources North Zone board. From 2004 to 2012, Mr. Ray served on the board of Northern Trust Banks of Texas. From 1995 to 2007, Mr. Ray served on the Board of Regents at the University of North Texas and, from 1999 through 2007, he served as its Chairman, a position appointed by the Governor of Texas. Mr. Ray previously served on the board of the Home Builders Association of Greater Dallas and the Texas Association of Builders and as the President and Director of the Collin County Homebuilders Association. Mr. Ray holds a Bachelors of Business Administration from the University of North Texas. Our board of trustees believes that Mr. Ray’s experience as an executive officer in both private and public homebuilding companies, including land development, construction, finance and management, brings value to us as a trustee.

Board Meetings and Trustee Attendance at Annual Meetings of Shareholders

The board of trustees held 4 regular meetings and 2 meetings of the independent trustees and acted by unanimous consent 53 times during the fiscal year ended December 31, 2014.  Each trustee attended all of the board meetings during their tenure as a trustee in 2014. During the fiscal year ended December 31, 2014, the audit committee met 7 times, the compensation committee met 0 times, the nominating and governance committee met 0 times, and the special committee met 6 times. All committee members attended all of the respective committee meetings held during 2014. Although we do not have a formal policy regarding attendance by members of our board of trustees at our Annual Meeting of Shareholders, we encourage all of our trustees to attend.  Mr. Ray attended our 2014 Annual Meeting of Shareholders in person and Mr. Finkle attended by conference telephone.

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Trustee Independence

We have a five-member board of trustees. In compliance with NASDAQ listing requirements, a majority of our trustees must be individuals who meet the independence standards set forth in the applicable rules of the NASDAQ Stock Market (the “NASDAQ Listing Standards”). We use the definition of independence set forth in the NASDAQ Listing Standards and the interpretations thereof to determine if a candidate qualifies as an independent trustee. In addition, members of the audit committee must meet the independence standards set forth in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder. We evaluated each of our trustees and determined that (i) each trustee except for Hollis M. Greenlaw and John R. (“Bobby”) Ray meets the independence requirements of the NASDAQ Listing Standards; and (ii) each member of the audit committee meets the independence requirements of Section 10A(m) of the Exchange Act and the rules thereunder.

Board Leadership Structure

Mr. Greenlaw serves as both our Chairman of the Board of Trustees and Chief Executive Officer.  Our independent trustees have determined that the most effective leadership structure for us at the present time is for our Chief Executive Officer to also serve as our Chairman of the Board of Trustees.  Our independent trustees believe that because our Chief Executive Officer is ultimately responsible for our day-to-day operations and for executing our business strategy, and because our performance is an integral part of the deliberations of our board of trustees, our Chief Executive Officer is the trustee best qualified to act as Chairman of the Board of Trustees.  Our board of trustees retains the authority to modify this structure to best address our unique circumstances, and so advance the best interests of all shareholders, as and when appropriate.  In addition, although we do not have a lead independent trustee, our board of trustees believes that the current structure is appropriate, as we are externally managed by UMTH General Services, LP (“UMTH GS” or our “Advisor”), whereby all operations are conducted by our Advisor or its affiliates.

Our board of trustees also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight and management accountability, which is the goal that many seek to achieve by separating the roles of Chairman of the Board of Trustees and Chief Executive Officer.  Our governance practices provide for strong independent leadership, independent discussion among trustees and independent evaluation of, and communication with, many members of senior management.  These governance practices are reflected in our Code of Business Conduct and Ethics, or our Code of Ethics. Some of the relevant processes and other corporate governance practices include:

•	A majority of our trustees are independent trustees. Each trustee is an equal participant in decisions made by our full board of trustees. The audit committee is comprised entirely of independent trustees.

•	Each of our trustees is elected annually by the shareholders.

Board Committees

Our board of trustees has established an audit committee, compensation committee, nominating and governance committee, and a special committee. From time to time, our board of trustees may establish other committees it deems appropriate to address specific areas in more depth than may be possible at a full board of trustees meeting.

Audit Committee

Our audit committee is composed of Messrs. Marshall, Finkle, and Malone, all independent trustees.  Each of our audit committee members qualifies as independent under the NASDAQ’s rules applicable to audit committee members as well as Section 10A(m) of the Exchange Act and the rules thereunder. Our board of trustees has determined that Mr. Marshall, the chairman of the audit committee, qualifies as an “audit committee financial expert,” as defined by SEC regulations, based on the experience described in “– Business Experience of Nominees,” above.  Mr. Marshall also meets the audit committee financial expert requirements of NASDAQ Marketplace Rule 4350(d)(2)(A). The audit committee of the board reports regularly to the full board.  The audit committee meets periodically throughout the year, usually in conjunction with regular meetings of the board.

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The audit committee, by approval of at least a majority of the members, selects the independent registered public accounting firm to audit our annual financial statements, reviews with the independent registered public accounting firm the plans and results for the audit engagement, approves the audit and non-audit services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and non-audit fees and reviews the adequacy of our internal controls.  Our board of trustees has adopted a charter for the audit committee that sets forth its specific functions and responsibilities.  A copy of the audit committee charter is available in the “Investors” section of our website, www.udfiv.com, by clicking on “Corporate Info” and then on “Governance Documents.” The audit committee met 7 times during 2014.

Compensation Committee

Our compensation committee operates under a charter adopted by our board, which is available in the “Investors” section of our website, www.udfiv.com, by clicking on “Corporate Info” and then on “Governance Documents.” Our compensation committee is composed of Messrs. Finkle and Marshall, both independent trustees under the NASDAQ Listing Standards. Mr. Finkle serves as the chairman of the compensation committee. We currently have one employee who is directly compensated by us, Stacey H. Dwyer, our Chief Operating Officer. The compensation committee oversees the Trust’s compensation and any employee benefit plans and practices, including any executive compensation plans, incentive-compensation and equity-based plans. The compensation committee also oversees and reviews the advisory agreement with our Advisor and will oversee any equity plan that may be established by the Trust. With respect to the Trust’s executive compensation plans, the compensation committee’s duties include, but are not limited to, reviewing at least annually the goals and objectives of the executive compensation plans; reviewing at least annually the executive compensation plans in light of the Trust’s goals and objectives with respect to such plans; evaluating at least annually the performance of the Trust’s chief executive officer in light of the goals and objectives of the Trust’s executive compensation plans and determining (either as a committee or together with the other independent trustees, as directed by the board of trustees) the chief executive officer’s compensation based on such evaluation; evaluating at least annually the performance of the other executive officers and making recommendations to the board of trustees regarding their compensation; evaluating annually the appropriate level of compensation for independent trustees for service on the board of trustees or committees; and reviewing and approving any severance or termination arrangements. With respect to the Trust’s general compensation and employee benefit plans, the compensation committee’s duties include, but are not limited to, reviewing at least annually the goals and objectives of such general compensation plans and other employee benefit plans; reviewing at least annually such general compensation plans and other employee benefit plans in light of the goals and objectives of such plans; reviewing all equity-compensation plans to be submitted for shareholder approval; and reviewing and approving all equity-compensation plans that are exempt from such shareholder approval requirement. The compensation committee also annually evaluates the performance of our Advisor in light of the goals and objectives of the Trust and the terms of the advisory agreement.

The compensation committee may delegate its duties and responsibilities to one or more subcommittees, consisting of at least two members of the compensation committee, as it determines appropriate. In addition, the compensation committee has the authority to retain or obtain the advice of such consultants, outside counsel and other advisors as it determines appropriate to assist it in the full performance of its functions. The compensation committee is directly responsible for the appointment, compensation and oversight of the work of any consultants, outside counsel and other advisors retained by the compensation committee, and receives appropriate funding, as determined by the compensation committee, from the Trust for payment of compensation to any such advisors.

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Nominating and Governance Committee

Our nominating and governance committee is composed of Messrs. Malone, Finkle and Marshall, all independent trustees under the NASDAQ Listing Standards. Mr. Malone serves as the chairman of the nominating and governance committee. A copy of the nominating and governance committee charter is available in the “Investors” section of our website, www.udfiv.com, by clicking on “Corporate Info” and then on “Governance Documents.” The nominating and governance committee identifies and recommends to our board of trustees individuals qualified to serve as trustees of the Trust and on committees of the board of trustees; advises our board of trustees with respect to the board’s composition, procedures and committees; develops and recommends to the board of trustees a set of governance principles applicable to the Trust; and oversees the evaluation of the board of trustees and the Trust’s management. With respect to candidates for our board of trustees, the nominating and governance committee’s duties and responsibilities include identifying, recruiting and, if appropriate, interviewing candidates to fill positions on the board of trustees, including persons suggested by shareholders or others; establishing procedures to be followed by shareholders in submitting recommendations for board candidates; reviewing the background and qualifications of individuals considered as trustee candidates (including experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the nominating and governance committee considers appropriate in the context of the needs of the board of trustees); recommending trustee nominees for election by the shareholders or appointment by the board of trustees; and reviewing the suitability for continued service as a trustee of each member of the board of trustees. The nominating and governance committee may delegate its duties and responsibilities to one or more subcommittees as it determines appropriate. The nominating and governance committee has the authority to retain such outside counsel, experts, and other advisors as it determines appropriate to assist it in the full performance of its functions, including any search firm used to identify trustee candidates, and to approve the fees and other retention terms of any advisors retained by the nominating and governance committee.

Special Committee

Our special committee is composed of Messrs. Marshall, Finkle and Malone, all independent trustees under the NASDAQ Listing Standards. Our special committee is responsible for (a) reviewing, considering, investigating, evaluating and negotiating certain proposed transactions involving the Trust, and (b) determining whether any such proposed transaction is fair to and in the best interests of the Trust and its shareholders (other than any affiliated shareholders).

Compensation of Trustees

Prior to the listing of our common stock on the NASDAQ Stock Market in June 2014, we paid each of our independent trustees, as well as any trustees who were not also our executive officers or executive officers of our Advisor or its affiliates, an annual retainer of $25,000 per year.  In addition, we paid each of our independent trustees, as well as any trustees who were not also our executive officers or executive officers of our Advisor or its affiliates, (i) $2,000 for each board or committee meeting attended in person (the chairman of the audit committee received $3,000 for each audit committee meeting attended in person) and (ii) $250 for each board or committee meeting attended by telephone.  In the event that there were multiple meetings in one day, the fees were limited to $2,000 per day ($3,000 per day payable to the chairman of the audit committee if one of the meetings was of the audit committee).

Commencing with the listing of our common stock on the NASDAQ Stock Market, we pay each of our trustees an annual retainer of $45,000 per year. In addition, we pay annual retainers of (i) $7,000 to the chairman of the audit committee; (ii) $1,000 to each other member of the audit committee; (iii) $4,000 to the chairman of the compensation committee; (iv) $1,000 to each other member of the compensation committee; (v) $4,000 to the chairman of the nominating and governance committee; and (vi) $1,000 to each other member of the nominating and governance committee. We will also reimburse the trustees for all expenses related to (I) attending meetings of the Board or any committee thereof; (II) property visits; and (III) any other service or activity performed or engaged in as trustees of the Trust.

On May 29, 2014, the Trust adopted an equity plan (the “Equity Plan”) which provides for the grant of stock options, restricted common shares, restricted stock units, dividend equivalent rights and other equity-based awards to its trustees. The Equity Plan is administered by the board of trustees. At its discretion, the board of trustees may grant awards to individuals who are, as of the date of grant, trustees or officers, advisors or consultants of the Trust, who in any case are natural persons and providing services to the Trust, including without limitation individuals who are employees of the Advisor or its affiliates. In determining the persons to whom awards shall be granted and the type of any award (including the number of shares to be covered by such award), the board of trustees take into account such factors as they deem relevant in connection with accomplishing the purposes of the Equity Plan.

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The following table sets forth a summary of the approximate compensation received by our trustees during the fiscal year ended December 31, 2014:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation (3)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings (4)	All Other Compensation	Total
Hollis M. Greenlaw	$-	$-	$-	$-	$-	$-	$-
Scot W. O’Brien (5)	$11,000	$-	$-	$-	$-	$-	$11,000
Phillip K. Marshall	$43,000	$60,000	$-	$-	$-	$-	$103,000
J. Heath Malone	$41,000	$60,000	$-	$-	$-	$-	$101,000
Steven J. Finkle	$41,000	$60,000	$-	$-	$-	$-	$101,000
John R. (“Bobby”) Ray	$38,000	$60,000	$-	$-	$-	$-	$98,000

(1)	In connection with our listing on NASDAQ on June 4, 2014, 3,000 shares, with a grant date fair value of $20.00 per share, were awarded to each of our non-executive trustees pursuant to our Equity Plan. These shares vested immediately upon issuance.
(2)	The Trust has not granted any options to its trustees pursuant to its Equity Plan.
(3)	The Trust does not have a non-equity incentive plan.
(4)	The Trust does not have a pension plan.
(5)	Mr. O’Brien resigned as trustee effective April 22, 2014.

The Board’s Role in Risk Oversight

The board of trustees oversees our shareholders’ and other stakeholders’ interest in the long-term health and the overall success of the Trust and its financial strength.

The full board of trustees is actively involved in overseeing risk management for the Trust. It does so, in part, through its approval of all investments and all assumptions of debt, as well as its oversight of the Trust’s executive officers and oversight of our corporate governance policies through the proceedings of our independent audit, compensation and nominating and corporate governance committees.

In addition, the audit committee reviews risks related to financial reporting.  The audit committee meets with our Chief Executive Officer, our Advisor, and representatives of our independent registered public accounting firm on a quarterly basis to discuss and assess the risks related to our internal controls.  The board of trustees discusses material violations of the Trust’s policies brought to its attention on an ad hoc basis, and once per year reviews a summary of the finance-related violations.  Material violations of the Trust’s Code of Business Conduct and Ethics and related corporate policies are reported to the board of trustees.

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Trustee Nominations; Qualifications and Diversity

Our nominating and governance committee and our board of trustees will consider nominees for our board of trustees recommended by shareholders.  Notice of proposed shareholder nominations for trustees must be delivered in accordance with the requirements set forth in our bylaws and SEC Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act.  Nominations must include the full name of the proposed nominee, a brief description of the proposed nominee’s business experience for at least the previous five years and a representation that the nominating shareholder is a beneficial or record owner of our common shares.  Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a trustee if elected.  Nominations should be delivered to: United Development Funding IV, 1301 Municipal Way, Suite 100, Grapevine, Texas 76051, Attention: Donna Lawson.

In considering possible candidates for election as a trustee, our nominating and governance committee and our board of trustees are guided by the principle that our trustees should: (i) be individuals of high character and integrity; (ii) be accomplished in each of their respective fields, with superior credentials and recognition; (iii) have relevant expertise and experience upon which to be able to offer advice and guidance to management; (iv) have sufficient time available to devote to our affairs; (v) represent the long-term interests of our shareholders as a whole; and (vi) represent a diversity of background and experience.  While we do not have a formal diversity policy, we believe that the backgrounds and qualifications of our trustees, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow our board of trustees to fulfill its responsibilities.  Applying these criteria, our nominating and governance committee and our board of trustees consider candidates for membership on our board of trustees suggested by its members, as well as by our shareholders. Members of our nominating and governance committee and our board of trustees annually review our board of trustees’ composition by evaluating whether our board of trustees has the right mix of skills, experience and backgrounds.

Our nominating and governance committee and our board of trustees identify nominees by first evaluating the current members of our board of trustees willing to continue in service. Current members of our board of trustees with skills and experience relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of our board of trustees does not wish to continue in service or if our nominating and governance committee or our board of trustees decide not to nominate a member for re-election, our nominating and governance committee and our board of trustees will review the desired skills and experience of a new nominee in light of the criteria set forth above.

Our nominating and governance committee and our board of trustees will review the qualifications and backgrounds of trustees and nominees (without regard to whether a nominee has been recommended by shareholders), as well as the overall composition of our board of trustees, and our board of trustees will recommend the slate of trustees to be nominated for election at the annual meeting of shareholders.  We do not currently employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential trustee nominees.

Code of Business Conduct and Ethics

Our board of trustees has adopted a Code of Business Conduct and Ethics, which contains general guidelines for conducting our business and is designed to help our trustees, officers and employees resolve ethical issues in an increasingly complex business environment.  Our Code of Business Conduct and Ethics is applicable to all trustees, officers and employees of the Trust.  Our Code of Business Conduct and Ethics can be found in the “Investors” section of our website, www.udfiv.com, by clicking on “Corporate Info” and then on “Governance Documents.” If, in the future, we amend, modify or waive a provision in our Code of Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website.

Communications with the Board of Trustees

We do not have a formal policy for communications with our board of trustees.  However, shareholders may communicate with the board of trustees or an individual trustee or group of trustees by writing to us at:

United Development Funding IV

Board of Trustees

1301 Municipal Way

Suite 100

Grapevine, Texas  76051

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All communication sent to our board of trustees will be distributed to each member of our board of trustees, unless otherwise directed in the communication.

 Executive Officers

We have provided below certain information about our executive officers.  Each of our executive officers has stated that there is no arrangement or understanding of any kind between him or her and any other person relating to their appointment as an executive officer.

Name	Age*	Position(s)
Hollis M. Greenlaw	50	Chief Executive Officer and Chairman of the Board of Trustees
Stacey H. Dwyer	48	Chief Operating Officer
David A. Hanson	51	Chief Accounting Officer
Cara D. Obert	45	Chief Financial Officer and Treasurer

* As of December 31, 2014.

For more information regarding the background and experience of Mr. Greenlaw, see “– Business Experience of Nominees,” above.

Stacey H. Dwyer. Ms. Dwyer has served as our Chief Operating Officer since February 2014. Ms. Dwyer joined us from D.R. Horton, Inc., the nation’s largest homebuilding company (“D.R. Horton”), where she had served as an Executive Vice President since 2000 and as Treasurer since 2003. In those roles, Ms. Dwyer was primarily responsible for financial community relations, including banks, investors, rating agencies and analysts. Prior to 2000, Ms. Dwyer held various positions at D.R. Horton in accounting, treasury and mergers and acquisitions.  From 1989 to 1991, Ms. Dwyer was an auditor with Ernst and Young, LLP. Ms. Dwyer is a Certified Public Accountant and received a B.S. in Accounting from Southeastern Oklahoma State University and an M.S. in Accounting from the University of Texas at Arlington.

David A. Hanson.  Mr. Hanson has served as our Chief Accounting Officer since May 2008 and served as our Chief Operating Officer from May 2008 until February 2014.  Mr. Hanson has also served as Chief Operating Officer and Chief Accounting Officer of UDF V since its formation in October 2013. In addition, he has served as President of UDFH General Services, L.P. (“UDFH GS”) and Chief Financial Officer of UDF Services since July 2014. He has also served as President of UMTH GS, Chief Financial Officer of UMTH, and Chief Financial Officer of UMT Services since June 2007.   Mr. Hanson has over 24 years of experience as a financial executive in the residential housing industry and as an accountant with an international public accounting firm.  From 2006 to 2007, he was a Director of Land Finance for the Central/Eastern Region at Meritage Homes Corporation (“Meritage”), the twelfth largest publicly traded homebuilder.  While at Meritage, Mr. Hanson handled all aspects of establishing, financing, administering and monitoring off-balance sheet FIN 46-compliant entities for the Central/Eastern Region.  From 2001 to 2006, he was employed with Lennar Corporation, a national homebuilding company, as the Regional Finance Manager and served as acting homebuilding Division President, Regional Controller, and Controller for both homebuilding and land divisions.  From 1999 to 2001, Mr. Hanson was the Director, Finance and Administration for One, Inc., a technology consulting firm.  From 1996 to 1999, Mr. Hanson was the Vice President, Finance and Accounting for MedicalControl, Inc., a publicly traded managed healthcare company.  Prior to 1996, he was employed with Arthur Andersen LLP, an international accounting and consulting firm, for approximately nine years.  He graduated from the University of Northern Iowa in 1984 with a Bachelor of Arts degree in Financial Management/Economics and in 1985 with a Bachelor of Arts degree in Accounting.  He is a Certified Public Accountant and Certified Management Accountant.

Cara D. Obert.  Ms. Obert has served as our Chief Financial Officer and Treasurer since May 2008 and is a partner of UMTH. Ms. Obert has also served as Chief Financial Officer and Treasurer of UDF V since its formation in October 2013. In addition, she has served as the Chief Financial Officer of UDFH and UDFH LD since July 2014. She has also served as the Chief Financial Officer of UMTH LD since August 2006.  Ms. Obert served as the Chief Financial Officer for UMTH from March 2004 until August 2006 and served as Controller for UMTH from October 2003 through March 2004. From 1996 to 2003, she was a self-employed consultant, assisting clients, including Fortune 500 companies, in creating and maintaining financial accounting systems. From May 1995 until June 1996, she served as Controller for Value-Added Communications, Inc., a Nasdaq-listed telecommunications company that provided communications systems for the hotel and prison industries. From 1990 to 1993, she was employed with Arthur Andersen LLP, an international accounting and consulting firm. She graduated from Texas Tech University in 1990 with a Bachelor of Arts degree in accounting. She is a Certified Public Accountant.

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Duties of Our Executive Officers

The Chairman of the Board of Trustees presides at all meetings of the shareholders, the board of trustees and any committee on which he serves.  The Chief Executive Officer is our highest ranking executive officer and, subject to the supervision of the board of trustees, has all authority and power with respect to, and is responsible for, the general management of our business, financial affairs, and day-to-day operations.  The Chief Executive Officer oversees the advisory services performed by our Advisor.

The Chief Operating Officer, Chief Accounting Officer and the Chief Financial Officer report to the Chief Executive Officer, and have the authority and power with respect to, and the responsibility for, our accounting, auditing, reporting and financial record-keeping methods and procedures; controls and procedures with respect to the receipt, tracking and disposition of our revenues and expenses; the establishment and maintenance of our depository, checking, savings, investment and other accounts; relations with accountants, financial institutions, lenders, underwriters and analysts; the development and implementation of funds management and short-term investment strategies; the preparation of our financial statements and all of our tax returns and filings; and the supervision and management of all subordinate officers and personnel associated with the foregoing.

The Treasurer has responsibility for the general care and custody of our funds and securities and the keeping of full and accurate accounts of receipts and disbursements in our books.  The Treasurer also shall deposit all moneys and other valuable effects in our name and to our credit in such depositories as may be designated by the board of trustees.  The Treasurer shall disburse our funds as may be ordered by the board of trustees, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and board of trustees, at the regular meetings of the board of trustees or whenever it may so require, an account of all his or her transactions as Treasurer and of our financial condition.

Compensation Discussion and Analysis

With the exception of Stacey H. Dwyer, our Chief Operating Officer, we have no employees. Except for Ms. Dwyer, our executive officers are all employees of our Advisor and/or its affiliates, and are compensated by these entities for their services to us. Our day-to-day management is performed by our Advisor and its affiliates. We pay our Advisor fees and reimburse expenses pursuant to our advisory agreement. Other than Ms. Dwyer, we have not previously paid any compensation directly to our executive officers. Therefore, this Compensation Discussion and Analysis relates only to the compensation of Ms. Dwyer.

On February 3, 2014, our board of trustees appointed Ms. Dwyer as our Chief Operating Officer, effective February 17, 2014, and in connection with this appointment, we entered into an employment agreement (the “Employment Agreement”) with Ms. Dwyer effective as of February 17, 2014, which was approved by our board of trustees. The Employment Agreement is for a one-year term and shall automatically renew unless terminated pursuant to the provisions of the agreement. On February 17, 2015, the Employment Agreement was automatically renewed for a one-year term ending February 17, 2016. The Employment Agreement provides for compensation of Ms. Dwyer as follows: (a) an annual salary of $400,000; (b) an annual minimum guaranteed bonus of $350,000 and the eligibility to receive an additional bonus based on a combination of the performance of the Trust and her performance in the discretion of our board of trustees or our board of trustees’ delegate; (c) an initial equity award of 82,410 common shares, which will vest annually over four years subject to Ms. Dwyer’s continued employment with us through such date; (d) an annual equity grant of 12,500 common shares on each anniversary date of the effective date of the Employment Agreement, with each annual equity grant vesting five years after the applicable grant date subject to Ms. Dwyer’s continued employment with us through such date; provided that if the closing price per share of the common shares is less than $18.00 as of any anniversary of the effective date, the annual equity grant with respect thereto shall not be made, and shall instead be deferred to the next anniversary of the effective date on which the closing price per share of the common shares is at least $18.00; and (e) participation in a nonqualified supplemental employment retirement program (the “Retirement Program”) whereby on each anniversary of the effective date of the Employment Agreement, we will fund her account in an amount equal to 10% of her base salary and such account will accrue interest at a compounded rate of 10% per annum. Ms. Dwyer’s compensation does not include any provisions for payment upon her termination or a change of control of the Trust, pension benefits, or any non-qualified deferred compensation.

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Our compensation policies focus mainly on retaining and attracting employees necessary to operate and grow our business, and to compensate such employees in a manner that will align their interests with the interests of our shareholders. As a result, Ms. Dwyer’s compensation reflects a combination of a cash base salary and restricted shares, as well as an opportunity for bonus compensation that is based on both the performance of the Trust and Ms. Dwyer’s performance in the discretion of our board of trustees or our board of trustees’ delegate. We believe that the use of restricted shares as part of the compensation package aligns Ms. Dwyer’s interests with the interests of our shareholders, and we believe that a bonus that is partly based on the performance of the Trust helps align Ms. Dwyer’s interests with the success of the Trust. In addition, during our compensation negotiations with Ms. Dwyer, we engaged a third party compensation consultant to perform an executive compensation market analysis to determine whether Ms. Dwyer’s compensation package was in line with industry benchmarks. This analysis included a study of the pay data of executives in various positions within a peer group of 17 companies of a similar industry and asset size as well as the use of other published survey data.  Our chief executive officer also engaged in one-on-one negotiations with Ms. Dwyer at the time of her hire.  Ms. Dwyer and her performance and compensation are reviewed on an annual basis by our compensation committee. Our compensation committee currently believes that Ms. Dwyer’s compensation is commensurate with her duties and level of experience and complies with the Trust’s goals of retaining quality personnel to operate and grow our business. Our compensation committee believes that Ms. Dwyer’s compensation is aligned with our business and risk management objectives and does not believe that any aspect of her compensation is likely to have a material adverse effect on us.

Further, in determining our executive compensation, the compensation committee generally considered the results of the 2014 advisory vote of our shareholders on executive compensation presented in our 2014 proxy statement. The compensation committee noted that more than 95% of the votes cast approved the compensation of Ms. Dwyer as described in our 2014 proxy statement. The compensation committee considered these voting results supportive of the committee’s general executive compensation practices.

Summary Compensation Table

The following table provides information regarding the compensation earned in 2014 by Ms. Dwyer, the only executive officer who received compensation by the Trust for services to us. Ms. Dwyer was not an executive officer of the Trust prior to February 2014, and no executive officers received compensation by the Trust prior to 2014.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (5)	All Other Compensation ($) (6)	Total ($)
Stacey H. Dwyer Chief Operating Officer	2014	$350,000	$305,000	$1,648,200	$-	$-	$-	$105,500	$2,408,700

(1)	This amount represents the prorated portion of $400,000 base salary based on effective employment date of February 17, 2014.
(2)	This amount represents the prorated portion of $350,000 bonus guaranty based on effective employment date of February 17, 2014.

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(3)	In accordance with the Employment Agreement, the Trust and Ms. Dwyer entered into a Restricted Stock Award Agreement on February 21, 2014 (the “Restricted Stock Agreement”), pursuant to which the Trust issued 82,410 shares to Ms. Dwyer. This amount represents the aggregate value of these shares based on a value of $20 per share at the grant date. These shares vest and become non-forfeitable annually over four years after the grant date of February 21, 2014. Specifically, 20,602.50 shares shall vest and become non-forfeitable on each of the first, second, third and fourth anniversaries of the grant date, subject to Ms. Dwyer’s continued employment as an officer of the Trust as of each such vesting date. Further, in accordance with the Employment Agreement and pursuant to the Equity Plan, the Trust will grant 12,500 common shares to Ms. Dwyer on each anniversary of the effective date of the Employment Agreement (the first anniversary of which is February 17, 2015), with each annual equity grant vesting five years after the applicable grant date subject to Ms. Dwyer’s continued employment with the Trust through such date; provided that if the closing price per share of the common shares is less than $18.00 as of any anniversary of the effective date of the Employment Agreement, the annual equity grant with respect thereto shall not be made, and shall instead be deferred to the next anniversary of the effective date of the Employment Agreement on which the closing price per share of the common shares is at least $18.00.
(4)	Pursuant to the Employment Agreement, Ms. Dwyer may receive an additional bonus based upon a combination of the performance of the Trust and Ms. Dwyer’s individual performance during the year ended December 31, 2014, as determined in the discretion of the board of trustees or its delegate, payable on or before June 30, 2015.
(5)	Pursuant to the Employment Agreement, the Trust is in the process of creating the Retirement Program pursuant to which, on each anniversary of Ms. Dwyer’s employment, the Trust will accrue an amount equal to 10% of Ms. Dwyer’s base salary and the liability will accrue interest at a compounded rate of 10% per annum. The initial accrual associated with the Retirement Program will be recorded in connection with the first anniversary of Ms. Dwyer’s employment, on February 17, 2015.
(6)	This amount represents the total distributions paid to Ms. Dwyer during the year ended December 31, 2014 associated with unvested stock awards issued to Ms. Dwyer.

Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock
Name and Principal Position	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#) (3)	Options (#) (4)	Awards ($/Sh) (4)	and Option Awards
Stacey H. Dwyer Chief Operating Officer	2/21/2014	-	-	-	-	-	-	82,410	-	-	$20.00

(1)	Pursuant to the Employment Agreement, Ms. Dwyer may receive an additional bonus based upon a combination of the performance of the Trust and Ms. Dwyer’s individual performance, as determined in the discretion of the board of trustees or its delegate, payable on or before June 30, 2015.
(2)	In accordance with the Employment Agreement and pursuant to the Equity Plan, the Trust will grant 12,500 common shares to Ms. Dwyer on each anniversary of the effective date of the Employment Agreement (the first anniversary of which is February 17, 2015), with each annual equity grant vesting five years after the applicable grant date subject to Ms. Dwyer’s continued employment with us through such date; provided that if the closing price per share of the common shares is less than $18.00 as of any anniversary of the effective date, the annual equity grant with respect thereto shall not be made, and shall instead be deferred to the next anniversary of the effective date on which the closing price per share of the common shares is at least $18.00.
(3)	In accordance with the Employment Agreement, the Trust and Ms. Dwyer entered into the Restricted Stock Agreement, pursuant to which the Trust issued 82,410 shares to Ms. Dwyer. These shares vest and become non-forfeitable annually over four years after the grant date of February 21, 2014. Specifically, 20,602.50 shares shall vest and become non-forfeitable on each of the first, second, third and fourth anniversaries of the grant date, subject to Ms. Dwyer’s continued employment as an officer of the Trust as of each such vesting date.
(4)	The Trust did not grant any stock option awards during the year ended December 31, 2014.

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Outstanding Equity Awards at Fiscal Year-End

The Trust has not granted any stock option awards as of December 31, 2014. The following table summarizes stock awards outstanding as of December 31, 2014.

	Stock Awards
Name and Principal Position	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Stacey H. Dwyer Chief Operating Officer	82,410	$1,511,399	-	-

(1)	In accordance with the Employment Agreement, the Trust and Ms. Dwyer entered into the Restricted Stock Agreement, pursuant to which the Trust issued 82,410 shares to Ms. Dwyer. These shares vest and become non-forfeitable annually over four years after the grant date of February 21, 2014. Specifically, 20,602.50 shares shall vest and become non-forfeitable on each of the first, second, third and fourth anniversaries of the grant date, subject to Ms. Dwyer’s continued employment as an officer of the Trust as of each such vesting date.
(2)	Amount represents the market value of 82,410 shares based on a closing price of our shares on NASDAQ on December 31, 2014 of $18.34 per share.
(3)	In accordance with the Employment Agreement and pursuant to the Equity Plan, the Trust will grant 12,500 common shares to Ms. Dwyer on each anniversary of the effective date of the Employment Agreement (the first anniversary of which is February 17, 2015), with each annual equity grant vesting five years after the applicable grant date subject to Ms. Dwyer’s continued employment with us through such date; provided that if the closing price per share of the common shares is less than $18.00 as of any anniversary of the effective date, the annual equity grant with respect thereto shall not be made, and shall instead be deferred to the next anniversary of the effective date on which the closing price per share of the common shares is at least $18.00.

Option Exercises and Stock Vested Table

The Trust has not granted any stock option awards, nor have any stock awards vested, as of December 31, 2014.

Pension Benefits

Executive officers of the Trust did not receive any pension benefits during the year ended December 31, 2014.

Nonqualified Deferred Compensation

Pursuant to the Employment Agreement, the Trust is in the process of creating the Retirement Program pursuant to which, on each anniversary of Ms. Dwyer’s employment, the Trust will accrue an amount equal to 10% of Ms. Dwyer’s base salary and the liability will accrue interest at a compounded rate of 10% per annum. The initial accrual associated with the Retirement Program will be recorded in connection with the first anniversary of Ms. Dwyer’s employment, on February 17, 2015.

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Compensation Committee Report

The compensation committee has reviewed, and discussed with management, the Compensation Discussion and Analysis included herein. Based on such review and discussions, the compensation committee recommended to our board of trustees that the Compensation Discussion and Analysis should be included herein.

Submitted by the compensation committee:
Steven J. Finkle, Chairman
Phillip K. Marshall

Compensation Committee Interlocks and Insider Participation

For the fiscal year ended December 31, 2014, Messrs. Finkle and Marshall served on the compensation committee, with Mr. Finkle serving as the Chairman of the committee. None of the members of the compensation committee served as an executive officer or employee of the Trust at any time during the 2014 fiscal year, nor have any of them ever served as an executive officer of the Trust in any prior year. Other than Mr. Greenlaw, no member of our board of trustees during the year ended December 31, 2014 has served as an officer, and no member of our board of trustees served as an employee, of the Trust or any of our subsidiaries.  Mr. Greenlaw serves as Chief Executive Officer and Chairman of the Board of Trustees of both UDF V and the Trust. During the year ended December 31, 2014, none of our executive officers, other than Mr. Greenlaw, served on the board or on the compensation committee (or other committee performing equivalent functions) of any other entity which had one or more executive officers who served on our board of trustees.

Certain Relationships and Related Transactions

With the exception of Ms. Dwyer, our executive officers are also executive officers of and hold direct or indirect interests in our Advisor, UMTH GS, or other affiliated entities. In addition, our Advisor and its affiliates act as advisors, asset managers or general partners of other United Development Funding-sponsored programs. The chart below indicates the relationships between our Advisor and its affiliates.

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(1)	Todd F. Etter and Hollis M. Greenlaw each own one-half of the equity interests in UMT Services, Inc. (“UMT Services”). Messrs. Etter and Greenlaw and Michael K. Wilson serve as directors of UMT Services. UMT Services serves as general partner of UMTH GS, our Advisor.

(2)	UMT Services serves as the general partner and owns 0.1% of the limited partnership interests in UMTH. The remaining 99.9% of the limited partnership interests in UMTH are held as follows as of December 31, 2014: Mr. Etter (30.00%), Mr. Greenlaw (30.00%), Craig A. Pettit (5.00%), Timothy J. Kopacka (4.84%), Michael K. Wilson (7.41%), Christine A. Griffin (1.95%), Cara D. Obert (4.82%), William E. Lowe (1.06%), Ben L. Wissink (10.09%) and Melissa H. Youngblood (4.83%).

(3)	UMT Services serves as the general partner and owns 0.1% of the limited partnership interests in each of UMTH GS and UMTH LD. UMTH owns the remaining 99.9% of the limited partnership interests in each of UMTH GS and UMTH LD. UMTH LD also serves as the asset manager for UDF I and UDF II, each a Delaware limited partnership. In addition, UMTH LD serves as the general partner of UDF III, a publicly registered Delaware limited partnership, and as the general partner and sole limited partner of UDF Land GenPar, LP, a Delaware limited partnership (“UDF LGP”). UDF LGP serves as the general partner of UDF LOF. UMTH LD also serves as the asset manager of UDF LOF.

(4)	United Development Funding, Inc. is owned 33.75% by each of Messrs. Greenlaw and Etter, 22.5% by Mr. Kopacka, and 10% by Ms. Griffin.

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(5)	United Development Funding II, Inc. is owned 50% by each of Messrs. Etter and Greenlaw.

(6)	UMTH LD owns 100% of the general partnership and limited partnership interests in UDF LGP.

(7)	UMTH GS serves as the advisor for UMT, a Maryland real estate investment trust.

(8)	United Development Funding, Inc. serves as general partner for UDF I and owns a 0.02% general partnership interest, UMTH LD owns a 49.99% subordinated profits interest, and unaffiliated limited partners own the remaining 49.99% of the interests in UDF I. UDF I is a real estate finance company that engages in the business in which we engage and intend to continue to engage.

(9)	United Development Funding II, Inc. serves as general partner for UDF II and owns a 0.1% general partnership interest, UMTH LD owns a 49.95% subordinated profits interest, and unaffiliated limited partners own the remaining 49.95% of the interests in UDF II. UDF II is a real estate finance company that engages in the business in which we engage and intend to continue to engage.

(10)	UMTH LD holds a 0.01% general partnership interest in UDF III. Approximately 8,900 limited partners as of December 31, 2014 own 99.99% of the limited partnership units of UDF III. UDF III is a real estate finance company that engages in the business in which we engage and intend to continue to engage.

(11)	UDF LGP holds a 0.01% general partnership interest in UDF LOF. UDF LGP also holds a subordinated profit participation interest in UDF LOF. The investors who purchased units in the private offering of UDF LOF own 99.9% of the limited partnership interests. As of December 31, 2014, approximately 615 limited partners held interests in UDF LOF. UDF LOF is a real estate finance company that engages in the business in which we engage and intend to continue to engage.

(12)	UMTH owns 10,000 of our shares of beneficial interest as of December 31, 2014.

(13)	We own a 99.999% general partnership interest in UDF IV OP. UMTH LD owns a 0.001% limited partnership interest in UDF IV OP.

In addition to the affiliate relationships described above, certain of the principals of our Advisor, including Messrs. Etter, Greenlaw, Wilson and Wissink, Ms. Youngblood and Ms. Obert, are also principals, directors, officers and/or equity holders of UDFH GS and UDFH LD. UDFH GS serves as the sub-advisor to UDF V. UDFH LD serves as the asset manager to UDF V. UDF V engages in the same or similar businesses in which we engage.

Our board of trustees has approved one builder equity loan to BRHG TX-I, LLC (“BRHG”) for the purpose of partially financing the acquisition by BRHG of Scott Felder Homes, a homebuilder operating in the Austin and San Antonio, Texas markets. BRHG is a wholly-owned subsidiary of BR Homebuilding Group, L.P., a Delaware limited partnership (“BR Homebuilding”). Mr. Ray, a trustee of UDF IV, Mr. Greenlaw, our Chief Executive Officer and a trustee of UDF IV, and Mr. Etter, Chairman and partner of UMT Holdings, each own approximately 25% of the common equity of BR Homebuilding and direct the management of BR Homebuilding.

Organization and Offering Expense Reimbursement

Various parties received payments and compensation as a result of our initial public offering from December 2009 through May 2013, including the Advisor. The Advisor or an affiliate of the Advisor funded organization and offering costs on the Trust’s behalf and our Advisor has been paid by the Trust for such costs in an amount equal to 3% of the gross offering proceeds raised by the Trust (the “O&O Reimbursement”) less any offering costs paid by the Trust directly (except that no organization and offering expenses were reimbursed with respect to sales under our distribution reinvestment plan). All offering costs are reflected as a reduction of additional paid-in-capital in the accompanying consolidated statement of changes in shareholders’ equity.

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Pre-Listing Advisory Agreement and New Advisory Agreement

The advisory agreement dated November 12, 2009, between the Trust and its Advisor, as amended by the first amendment dated June 2, 2010 (the “Pre-Listing Advisory Agreement”), terminated automatically upon the completion of our listing of common shares on NASDAQ on June 4, 2014 (the “Listing”). On May 29, 2014, we entered into a new advisory agreement with our Advisor that became effective on June 4, 2014 (the “New Advisory Agreement”). The New Advisory Agreement changed the compensation arrangement with our Advisor and affiliates of our Advisor. Descriptions of the compensation paid and payable to our Advisor and affiliates of our Advisor pursuant to the Pre-Listing Advisory Agreement and the New Advisory Agreement are set forth below.

Management Fees

Pursuant to the Pre-Listing Advisory Agreement, our Advisor received advisory fees of 2% per annum of the average invested assets (“Advisory Fees”), including secured loan assets; provided, however, that no Advisory Fees were paid with respect to any asset level indebtedness we incurred.  The fee was payable monthly in an amount equal to one-twelfth of 2% of our average invested assets, including secured loan assets, as of the last day of the immediately preceding month. Under the New Advisory Agreement, we pay Base Management Fees and potentially Incentive Management Fees, as defined and discussed below, to our Advisor. We will not pay Advisory Fees to our Advisor under the New Advisory Agreement.

Advisory Fees, Base Management Fees and Incentive Management Fees (collectively, the “Management Fees”) are included in management fees – related party expense in our consolidated financial statements. As of December 31, 2014 and December 31, 2013, approximately $1.2 million and $842,000, respectively, is included in accrued liabilities – related parties associated with Management Fees payable to our Advisor.

Base Management Fees

Pursuant to the New Advisory Agreement, our Advisor receives a base management fee in an amount equal to one-twelfth of 1.5% of the equity of the Trust, as defined in the New Advisory Agreement (the “Base Management Fee”). The Base Management Fee is payable monthly in arears and is expensed as incurred.

Incentive Management Fees

Pursuant to the New Advisory Agreement, our Advisor receives an amount equal to 20% of the amount by which our core earnings (as defined in the New Advisory Agreement) for the preceding 12 months exceeds the product of 8% and the weighted average shares outstanding for the preceding 12 months multiplied by the weighted average issue price per share of all of the Trust’s outstanding shares (as defined in the New Advisory Agreement) (the “Incentive Management Fee”), provided that no Incentive Management Fee is payable with respect to any quarter unless the amount of our core earnings for the 12 preceding quarters is greater than zero. Prior to the completion of a 12 month period during the term of the New Advisory Agreement, core earnings are calculated on the basis of the number of days the Advisory Agreement has been in effect on an annualized basis. The Incentive Management fee is payable in arrears in quarterly installments.

Acquisition and Origination Fees

Pursuant to the Pre-Listing Advisory Agreement, we incurred acquisition and origination fees, payable to our Asset Manager, equal to 3% of the net amount available for investment in secured loans and other real estate assets (“Acquisition and Origination Fees”); provided, however, that we did not incur Acquisition and Origination Fees with respect to any asset level indebtedness we incurred. The Acquisition and Origination Fees that we incurred were further reduced by the amount of any acquisition and origination fees and expenses paid by borrowers or investment entities to our Advisor or affiliates of our Advisor with respect to our investment. We did not incur any Acquisition and Origination Fees with respect to any participation agreement we entered into with our affiliates or any affiliates of our Advisor for which our Advisor or affiliates of our Advisor had previously received acquisition and origination fees and expenses from such affiliate with respect to the same secured loan or other real estate asset. Acquisition and Origination Fees are amortized into expense on a straight line basis. The general partner of our Advisor is also the general partner of our Asset Manager. As of December 31, 2013, approximately $2.4 million was included in accrued liabilities – related parties in our consolidated financial statements associated with the Acquisition and Origination Fees payable to our Asset Manager. In accordance with the New Advisory Agreement, we will not pay Acquisition and Origination Fees to our Advisor. Therefore, as of December 31, 2014, there were no Acquisition and Origination Fees payable to our Advisor.

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Debt Financing Fees

 Under the New Advisory Agreement, our Advisor receives 0.5% of the amount made available to us pursuant to the origination of any line of credit or other debt financing, provided that our Advisor has provided a substantial amount of services as determined by our independent trustees. This amount was reduced from 1.0%, per the terms of the Pre-Listing Advisory Agreement. In addition, on each anniversary date of the origination of any such line of credit or other debt financing, an additional fee of 0.25% of the primary loan amount (collectively, “Debt Financing Fees”) will be paid if such line of credit or other debt financing continues to be outstanding on such date, or a prorated portion of such additional fee will be paid for the portion of such year that the financing was outstanding. These Debt Financing Fees are expensed on a straight line basis over the life of the financing arrangement. As of December 31, 2014 and 2013, there were no unpaid Debt Financing Fees included in accrued liabilities – related parties in our consolidated financial statements.

Securitized Loan Pool Placement Fees

Subject to terms and conditions approved by our board of trustees, we may structure the sale of our loans in securitized loan pools. Upon successful placement of the securitized loan pool interests, we will pay our Advisor or an affiliate of our Advisor a fee equal to 1% of the par amount of securities we sell in connection with the securitization and placement of any secured loans (as defined in the New Advisory Agreement) (“Securitized Loan Pool Placement Fees”), if our Advisor or an affiliate of our Advisor provided a substantial amount of services as determined by our independent trustees. As of December 31, 2014, we had not paid any Securitized Loan Pool Placement Fees to our Advisor or any affiliate of our Advisor.

Advisor Expense Reimbursement

In addition to the fees described above, we reimburse our Advisor and its affiliates for expenses they incur on our behalf, including expenses incurred by our Advisor in employing our Chief Financial Officer, Treasurer, Chief Compliance Officer, Chief Operating Officer and General Counsel (the “Advisor Expense Reimbursement”). We will pay the Advisor Expense Reimbursement on a monthly basis.

Credit Enhancement Fees

We and our wholly-owned subsidiaries will occasionally enter into financing arrangements that require guarantees from entities affiliated with us. These guarantees may require us to pay fees to our affiliated entities as consideration for their guarantees (“Credit Enhancement Fees”). These Credit Enhancement Fees are either expensed as incurred or prepaid and amortized, based on the terms of the guarantee agreements. As of December 31, 2014 and 2013, approximately $56,000 and $17,000, respectively, is included in accrued liabilities – related parties in our consolidated financial statements in connection with Credit Enhancement Fees payable to our Advisor or its affiliates.

On May 19, 2010, UDF IV Home Finance, LP, our wholly-owned subsidiary (“UDF IV HF”), entered into a $6 million revolving line of credit (as amended, the “UDF IV HF CTB Revolver”) with Community Trust Bank (“CTB”). Pursuant to an amendment entered into on July 31, 2013, the maturity date of the UDF IV HF CTB Revolver was extended from February 19, 2014 to July 30, 2015 and the revolving line was increased to $10.0 million. In consideration of UDF III guaranteeing the UDF IV HF CTB Revolver, UDF IV HF has agreed to pay UDF III a monthly credit enhancement fee equal to 1/12th of 1% of the outstanding principal balance of the UDF IV HF CTB Revolver at the end of each month. The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD also serves as the general partner of UDF III. UDF III has received an opinion from Jackson Claborn, Inc., an independent advisor, that this credit enhancement is fair and at least as reasonable as a credit enhancement with an unaffiliated entity in similar circumstances.

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Effective August 19, 2010, UDF IV Acquisitions, LP, our wholly-owned subsidiary (“UDF IV AC”), obtained a three-year revolving credit facility in the maximum principal amount of $8 million (as amended, the “CTB Revolver”) from CTB. Pursuant to an amendment entered into on April 11, 2013, CTB increased its commitment under the CTB Revolver from $8 million to $15 million. Further, effective April 11, 2014, the CTB Revolver was amended resulting in an increase in the maximum principal amount to $25 million. In consideration of UDF III guaranteeing the CTB Revolver, UDF IV AC agreed to pay UDF III a monthly credit enhancement fee equal to 1/12th of 1% of the outstanding principal balance of the CTB Revolver at the end of each month. The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD also serves as the general partner of UDF III. UDF III has received an opinion from Jackson Claborn, Inc., an independent advisor, that this credit enhancement is fair and at least as reasonable as a credit enhancement with an unaffiliated entity in similar circumstances.

On December 14, 2010, UDF IV Finance II, LP, our wholly-owned subsidiary (“UDF IV FII”), obtained a revolving credit facility from F&M Bank and Trust Company (“F&M”) in the maximum principal amount of $5 million (as amended, the “Prosperity Revolver”). F&M was subsequently acquired by Prosperity Bancshares, Inc. (“Prosperity”). The Prosperity Revolver has been amended four times by F&M and, subsequently, by Prosperity to increase the commitment and to extend the maturity date. As amended, the Prosperity Revolver has a maximum principal amount of $15 million. In consideration of UDF III guaranteeing the Prosperity Revolver, UDF IV FII agreed to pay UDF III a monthly credit enhancement fee equal to 1/12th of 1% of the outstanding principal balance of the Prosperity Revolver at the end of each month. The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD also serves as the general partner of UDF III. UDF III has received an opinion from Jackson Claborn, Inc., an independent advisor, that this credit enhancement is fair and at least as reasonable as a credit enhancement with an unaffiliated entity in similar circumstances.

On August 19, 2013, UDF IV Finance VI, L.P., our wholly-owned subsidiary (“UDF IV Fin VI”), obtained a revolving credit facility from CTB in the maximum principal amount of $25 million pursuant to a loan agreement (the “UDF IV Fin VI CTB Revolver”). Effective April 11, 2014, the UDF IV Fin VI CTB Revolver was amended resulting in a reduction in the maximum principal amount to $15 million. In consideration of UDF III guaranteeing the UDF IV Fin VI Revolver, UDF IV Fin VI agreed to pay UDF III a monthly credit enhancement fee equal to 1/12th of 1% of the outstanding principal balance of the UDF IV Fin VI CTB Revolver at the end of each month.

The following table represents the approximate amount included in general and administrative – related parties expense for the periods indicated associated with Credit Enhancement Fees described above.

	For the year ended December 31,
Facility	2014	2013	2012
UDF IV HF CTB Revolver	$144,000	$45,000	$60,000
CTB Revolver	170,000	45,000	59,000
Prosperity Revolver	89,000	28,000	58,000
UDF IV Fin VI CTB Revolver	81,000	5,000	-
Total	$484,000	$123,000	$177,000

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The chart below summarizes the approximate payments to related parties for the years ended December 31, 2014 and 2013:

		For the Year Ended December 31,
Payee	Purpose	2014		2013
UMTH GS
	O&O Reimbursement	$-	-	$8,167,000	33%
	Management Fees	9,751,000	87%	7,819,000	32%
	Debt Financing Fees	754,000	7%	361,000	1%
	Advisor Expense Reimbursement	12,000	*	-	-
UMTH LD
	Acquisition and Origination Fees	259,000	2%	7,953,000	33%

UDF III
	Credit Enhancement Fees	416,000	4%	132,000	1%
Total Payments		$11,192,000	100%	$24,432,000	100%

* Less than 1%

The chart below summarizes the approximate expenses associated with related parties for the years ended December 31, 2014, 2013 and 2012:

	For the Year Ended December 31,
Purpose	2014		2013		2012

Management Fees	$10,077,000	100%	$8,162,000	100%	$4,187,000	100%

Total Management Fees – related party	$10,077,000	100%	$8,162,000	100%	$4,187,000	100%

Amortization of Debt Financing Fees	$716,000	(76)%	$332,000	3%	$222,000	4%

Acquisition and Origination Fees (1)	(2,160,000)	228%	9,504,000	95%	5,188,000	93%

Credit Enhancement Fees	484,000	(51)%	123,000	2%	177,000	3%

Advisor Expense Reimbursement	14,000	(1)%	-	-	-	-

Total General and administrative – related parties	$(946,000)	100%	$9,959,000	100%	$5,587,000	100%

(1)	Includes approximately $3.2 million in Acquisition and Origination Fees that were reversed in June 2014 associated with estimated offering proceeds from the Trust’s secondary distribution reinvestment plan offering. In connection with the Listing, we ceased offering common shares of beneficial interest pursuant to our secondary distribution reinvestment plan offering.

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Loan Participation Interest – Related Parties

A majority of our trustees (including a majority of our independent trustees) who are not otherwise interested in these transactions have approved the following loan participation interest – related parties agreements as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties. The disclosures below include loan participation interest – related parties transactions approved through December 31, 2014.

Buffington Participations

On December 18, 2009, we entered into two participation agreements (collectively, the “Buffington Participations”) with UMT Home Finance, L.P. (“UMTHF”), an affiliated Delaware limited partnership, pursuant to which we purchased a participation interest in UMTHF’s construction loans (the “Construction Loans”) to Buffington Texas Classic Homes, LLC (“Buffington Classic”), an affiliated Texas limited liability company, and Buffington Signature Homes, LLC (“Buffington Signature”), an affiliated Texas limited liability company (collectively, “Buff Homes”). Our Advisor also serves as the advisor for UMT, which owns 100% of the interests in UMTHF. UMTH LD has a minority limited partnership interest in Buffington Homebuilding Group, Ltd., which is the parent of Buff Homes.

The Construction Loans originally provided Buff Homes, which is a homebuilding group, with residential interim construction financing for the construction of new homes in the greater Austin, Texas area through October 28, 2012. In connection with the maturity of the Construction Loans, the Buffington Participations originally terminated on October 28, 2012, as well. Pursuant to a letter agreement entered into on October 28, 2012, UMTHF extended the termination date of the Construction Loans to October 28, 2013 and, in connection with this extension, we extended the Buffington Participations to October 28, 2013. We did not renew our participation in the Buffington Signature Construction Loan when it matured on October 28, 2013, at which point there was no outstanding balance. Effective October 28, 2013, UMTHF extended the termination date of the Construction Loans to October 28, 2014 and we extended our participation in the Buffington Classic Construction Loan to October 28, 2014, as well. In determining whether to extend this participation, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors. Our participation in the Buffington Classic Construction Loan matured and was not renewed on October 28, 2014, at which point there was no outstanding balance.

Pursuant to the Buffington Participations, we participated in the Construction Loans by funding the lending obligations of UMTHF under the Construction Loans up to a maximum amount determined by us at our discretion. The Buffington Participations gave us the right to receive payment from UMTHF of principal and accrued interest relating to amounts funded by us under the Buffington Participations. The interest rate under the Construction Loans was the lower of 13% or the highest rate allowed by law. Our participation interest was repaid as Buff Homes repaid the Construction Loans or as the individual construction loans matured.

Buffington Classic Participation

On March 24, 2010, we entered into a participation agreement (the “Buffington Classic Participation”) with UDF III pursuant to which we purchased a 100% participation interest in UDF III’s lot inventory line of credit loan facility with Buffington Classic (the “Buffington Classic Line”). The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD is the general partner of UDF III, and UMTH LD has a minority limited partnership interest in Buffington Homebuilding Group, Ltd., which is the parent of Buffington Classic. The Buffington Classic Line was evidenced by promissory notes, was secured by first lien deeds of trust on the lots financed, and was guaranteed by the parent of Buffington Classic. The Buffington Classic Line provided Buffington Classic with financing for the acquisition of residential lots which were held as inventory to facilitate home construction in the greater Austin, Texas area. When a lot was slated for residential construction, Buffington Classic obtained an interim construction loan and the principal advanced for the acquisition of the lot was repaid under the Buffington Classic Line.

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Pursuant to the Buffington Classic Participation, we participated in the Buffington Classic Line by funding UDF III’s lending obligations up to a maximum amount of $2.0 million. The Buffington Classic Participation gave us the right to receive repayment of all principal and accrued interest relating to amounts funded by us. The interest rate for the Buffington Classic Line was the lower of 14% or the highest rate allowed by law. Our participation interest was repaid as Buffington Classic repaid the line. Pursuant to an extension agreement entered into in August 2013, the Buffington Classic Participation was scheduled to mature on August 21, 2014. In determining whether to extend this participation, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors. We received payment in full for the Buffington Classic Participation on August 8, 2014.

TR Finished Lot Participation

On June 30, 2010, we purchased a participation interest (the “TR Finished Lot Participation”) in a finished lot loan (the “Travis Ranch II Finished Lot Loan”) made by UDF III to CTMGT Travis Ranch II, LLC, an unaffiliated Texas limited liability company. UMTH LD is the general partner of UDF III. The Travis Ranch II Finished Lot Loan was secured by a subordinate, second lien deed of trust recorded against finished residential lots in the Travis Ranch residential subdivision located in Kaufman County, Texas. The Travis Ranch II Finished Lot Loan was guaranteed by the limited liability company owners of the borrower and by the principal of the borrower.

In accordance with the TR Finished Lot Participation, we were entitled to receive repayment of our participation in the outstanding principal amount of the Travis Ranch II Finished Lot Loan, plus accrued interest thereon, over time as the borrower repaid the loan. We had no obligation to increase our participation interest in the Travis Ranch II Finished Lot Loan. The interest rate under the Travis Ranch II Finished Lot Loan was the lower of 15% or the highest rate allowed by law. The borrower had obtained a senior loan secured by a first lien deed of trust on the finished lots. For so long as the senior loan was outstanding, proceeds from the sale of the residential lots securing the Travis Ranch II Finished Lot Loan were paid to the senior lender and were applied to reduce the outstanding balance of the senior loan. After the senior loan was paid in full, the proceeds from the sale of the residential lots securing the Travis Ranch II Finished Lot Loan were required to be used to repay the Travis Ranch II Finished Lot Loan. The Travis Ranch II Finished Lot Loan and our participation in this loan were originally due and payable in full on August 28, 2012. The Travis Ranch II Finished Lot Loan was subsequently amended three times pursuant to three separate extension agreements resulting in a maturity date of January 28, 2015. The TR Finished Lot Participation has also been extended to January 28, 2015 in connection with these modifications. In determining whether to extend this participation, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors. On December 17, 2014, UDF III sold its interest in the Travis Ranch II Finished Lot Loan to an unrelated third party and our participation in this loan was paid in full.

TR Paper Lot Participation

On June 30, 2010, we purchased a participation interest (the “TR Paper Lot Participation”) in a “paper” lot loan (the “Travis Ranch Paper Lot Loan”) from UDF III to CTMGT Travis Ranch, LLC, an unaffiliated Texas limited liability company. The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD is the general partner of UDF III. A “paper” lot is a residential lot shown on a plat that has been accepted by the city or county, but which is currently undeveloped or under development. The borrower owns paper lots in the Travis Ranch residential subdivision of Kaufman County, Texas. As of December 31, 2014, the Travis Ranch Paper Lot Loan is secured by a pledge of the equity interests in the borrower instead of a real property lien, effectively subordinating the Travis Ranch Paper Lot Loan to all real property liens. The Travis Ranch Paper Lot Loan is guaranteed by the limited liability company owners of the borrower and by the principal of the borrower.

We are entitled to receive repayment of our participation in the outstanding principal amount of the Travis Ranch Paper Lot Loan, plus its proportionate share of accrued interest thereon, over time as the borrower repays the Travis Ranch Paper Lot Loan. We have no obligation to increase our participation interest in the Travis Ranch Paper Lot Loan. The interest rate under the Travis Ranch Paper Lot Loan is the lower of 15% or the highest rate allowed by law. The borrower has obtained a senior loan secured by a first lien deed of trust on the paper lots. For so long as the senior loan is outstanding, proceeds from the sale of the paper lots will be paid to the senior lender and will be applied to reduce the outstanding balance of the senior loan. After the senior loan is paid in full, the proceeds from the sale of the paper lots are required to be used to repay the Travis Ranch Paper Lot Loan. The Travis Ranch Paper Lot Loan and our participation in this loan was originally due and payable in full on September 24, 2012. The Travis Ranch Paper Lot Loan has subsequently been amended four times pursuant to four separate extension agreements resulting in a current maturity date of January 28, 2016. The TR Paper Lot Participation has also been extended to January 28, 2016 in connection with these modifications. In determining whether to extend this participation, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors.

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Carrollton Participation

On June 10, 2011, we entered into a participation agreement (the “Carrollton Participation”) with UMT Home Finance III, L.P. (“UMTHFIII”), an affiliated Delaware limited partnership, pursuant to which we purchased a participation interest in UMTHFIII’s finished lot loan (the “Carrollton Lot Loan”) to Carrollton TH, L.P. (“Carrollton TH”), an unaffiliated Texas limited partnership. Our Advisor also serves as the advisor for UMT, which owns 100% of the interests in UMTHFIII. The Carrollton Lot Loan provided Carrollton TH with a finished lot loan totaling $3.4 million for townhome lots located in Carrollton, Texas. The Carrollton Lot Loan was evidenced by a promissory note, was secured by first lien deeds of trust on the finished lots financed under the Carrollton Lot Loan, and was guaranteed by the borrower’s general partner and its principal.

The Carrollton Participation gave us the right to receive payment from UMTHFIII of principal and accrued interest relating to amounts funded by us under the Carrollton Participation. The interest rate under the Carrollton Lot Loan was the lower of 13% or the highest rate allowed by law. The original maturity date of the Carrollton Lot Loan is June 10, 2014. Pursuant to a letter agreement entered into in March 2012, the Carrollton Participation maturity date was extended from March 10, 2012 to December 10, 2012. Pursuant to a letter agreement entered into in December 2012, the Carrollton Participation maturity date was extended from December 10, 2012 to June 10, 2014. In determining whether to extend this participation, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors. We received payment in full for the Carrollton Participation on May 31, 2013.

165 Howe Participation

On October 4, 2011, we entered into a participation agreement (the “165 Howe Participation”) with UMT Home Finance III, L.P. (“UMTHFIII”), an affiliated Delaware limited partnership, pursuant to which we purchased a participation interest in UMTHFIII’s finished lot loan (the “165 Howe Lot Loan”) to 165 Howe, L.P., an unaffiliated Texas limited partnership, and Allen Partners, L.P., an unaffiliated Texas limited partnership (collectively, “165 Howe”). Our Advisor also serves as the advisor for UMT, which owns 100% of the interests in UMTHFIII. The 165 Howe Lot Loan provided 165 Howe with a finished lot loan totaling $2.9 million for finished single-family residential lots located in Fort Worth, Texas. The 165 Howe Lot Loan was evidenced by a promissory note, was secured by first lien deeds of trust on the finished lots financed under the 165 Howe Lot Loan, and was guaranteed by the borrower’s general partner and its principal.

The 165 Howe Participation gave us the right to receive payment from UMTHFIII of principal and accrued interest relating to amounts funded by the Trust under the 165 Howe Participation. The interest rate under the 165 Howe Lot Loan was the lower of 11.5% or the highest rate allowed by law. The original maturity date of the 165 Howe Participation was July 4, 2012. Pursuant to a letter agreement entered into in July 2012, the 165 Howe Participation maturity date was extended from July 4, 2012 to December 10, 2012. Pursuant to a letter agreement entered into in December 2012, the 165 Howe Participation maturity date was extended from December 10, 2012 to October 4, 2013. In determining whether to extend this participation, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors. We received payment in full for the 165 Howe Participation on November 6, 2013.

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Pine Trace Participation

On May 31, 2012, we entered into a participation agreement (the “Pine Trace Participation”) with UMTHFIII pursuant to which we purchased a participation interest in UMTHFIII’s loan (the “Pine Trace Loan”) to Pine Trace Village, LLC an unaffiliated Texas limited liability company (“Pine Trace”). Our Advisor also serves as the advisor for UMT, which owns 100% of the interests in UMTHFIII. As of December 31, 2014, the Pine Trace Loan is secured by a first lien deed of trust on 4 finished lots and 99 acres of undeveloped land in Harris County, Texas.

The Pine Trace Participation gives us the right to receive payment from UMTHFIII of principal and accrued interest relating to amounts funded by us under the Pine Trace Participation. The interest rate under the Pine Trace Loan is the lower of 13% or the highest rate allowed by law. Our participation interest will be repaid as Pine Trace repays the Pine Trace Loan, unless we reinvest the proceeds in an additional participation interest. Pine Trace is required to make loan payments upon the sale of lots or land covered by the deed of trust. The original maturity date of the Pine Trace Participation was March 29, 2013. The Pine Trace Loan has subsequently been extended three times pursuant to three separate extension agreements resulting in a current maturity date of March 29, 2016. The Pine Trace Participation has also been extended to March 29, 2016 in connection with these modifications. In determining whether to extend this participation, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors.

Northpointe Participation

On June 11, 2012, we entered into a participation agreement (the “Northpointe Participation”) with UDF III pursuant to which we purchased a participation interest in UDF III’s loan (the “Northpointe Loan”) to UDF Northpointe, LLC, an unaffiliated Texas limited liability company (“Northpointe”). The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD is the general partner of UDF III. As of December 31, 2014, the Northpointe Loan is secured by a pledge of the equity interests in a borrower affiliate that owns 393 acres of undeveloped land in Denton County, Texas, effectively subordinating this pledge to all real property liens.

The Northpointe Participation gives us the right to receive payment from UDF III of principal and accrued interest relating to amounts funded by us under the Northpointe Participation. The interest rate under the Northpointe Loan is the lower of 12% or the highest rate allowed by law. Our participation interest will be repaid as Northpointe repays the Northpointe Loan, unless we reinvest the proceeds in an additional participation interest. Northpointe is required to make loan payments upon the sale of land covered by the pledge. The original maturity date of the Northpointe Participation was December 4, 2012. The Northpointe Loan has subsequently been amended three times pursuant to three separate extension agreements resulting in a current maturity date of June 4, 2015. The Northpointe Participation has also been extended to June 4, 2015 in connection with these modifications. In determining whether to extend this participation, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors.

Northpointe II Participation Agreement

On May 2, 2013, we entered into a participation agreement (the “Northpointe II Participation”) with UDF III pursuant to which we purchased a participation interest in UDF III’s loan (the “Northpointe II Loan”) to UDF Northpointe II, LLC (“Northpointe II”), an affiliated Delaware limited partnership. The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD is the general partner of UDF III. As of December 31, 2014, the Northpointe II Loan is secured by a first lien deed of trust on 14 finished lots in Collin County, Texas and a pledge of the equity interests in a borrower affiliate that owns 80 acres of undeveloped land in Collin County, Texas, effectively subordinating this pledge to all real property liens.

The Northpointe II Participation gives us the right to receive payment from UDF III of principal and accrued interest relating to amounts funded by us under the Northpointe II Participation. The interest rate under the Northpointe II Loan is the lower of 12% or the highest rate allowed by law. Our participation interest will be repaid as Northpointe II repays the Northpointe II Loan, unless we reinvest the proceeds in an additional participation interest. Northpointe II is required to make loan payments upon the sale of lots covered by the deed of trust or a sale of land covered by the pledge. The Northpointe II Loan and our participation in this loan were originally due and payable in full on December 28, 2013. The Northpointe II Loan has subsequently been amended twice pursuant to two separate extension agreements resulting in a current maturity date of December 28, 2015. The Northpointe II Participation has also been extended to December 28, 2015 in connection with these modifications. In determining whether to extend this participation, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors.

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UMTHF Megatel Participation

On October 3, 2013, we entered into a participation agreement (the “UMTHF Megatel Participation”) with UMTHF pursuant to which we purchased a participation interest in UMTHF’s construction loan (the “UMTHF Megatel Loan”) to Megatel Homes II, LLC (“Megatel”), an unaffiliated Texas limited liability company. Our Advisor also serves as the advisor for UMT, which owns 100% of the interests in UMTHF.

The UMTHF Megatel Loan provides Megatel, which is a homebuilding group, with up to $10.0 million in residential interim construction financing for the construction of new homes in the Dallas, Texas area. The UMTHF Megatel Loan is secured by first lien deeds of trust on the homes financed under the loan, and is guaranteed by the parent company and the principals of Megatel. Each loan financed under the UMTHF Megatel Loan matures and becomes due and payable in full upon the earlier of (i) the sale of the home financed under the loan, or (ii) 12 months after the loan was originated; provided, that the maturity of each loan may be automatically extended for additional 12 month terms following the original maturity date. For each loan originated to it, Megatel is required to pay interest monthly and to repay the principal advanced to it upon the sale of the home or in any event no later than 12 months following the origination of the loan, unless the loan is further extended. The interest rate under the UMTHF Megatel Loan is the lower of 13% or the highest rate allowed by law.

Pursuant to the UMTHF Megatel Participation, we will participate in the UMTHF Megatel Loan by funding the lending obligations of UMTHF up to a maximum amount determined by us at our discretion. The UMTH Megatel Participation gives us the right to receive payment from UMTHF of principal and accrued interest relating to amounts funded by us under the UMTH Megatel Participation. The interest rate under the UMTHF Megatel Loan is the lower of 13% or the highest rate allowed by law. Our participation interest is repaid as Megatel repays the UMTHF Megatel Loan, unless we reinvest the proceeds in an additional participation interest. The UMTHF Megatel Participation matures and becomes due and payable in full as the final interim loan financed under the UMTHF Megatel Loan matures. As of December 31, 2014, the final interim loan financed under the UMTHF Megatel Loan is scheduled to mature on September 11, 2015.

URHF Buckingham Participation

On December 16, 2013, we entered into a participation agreement (the “URHF Buckingham Participation”) with URHF pursuant to which we purchased a participation interest in URHF’s $4.9 million loan (the “URHF Buckingham Loan”) to CTMGT Buckingham, LLC (“Buckingham”), an unaffiliated Texas limited liability company. Our Advisor also serves as the advisor for UMT, which owns 100% of the interests in URHF. The URHF Buckingham Loan provides financing to Buckingham to acquire and develop 81 paper lots located in Texas. As of December 31, 2014, the URHF Buckingham Loan is secured by a first lien deed of trust on the 81 paper lots and is guaranteed by principals of the borrower.

The URHF Buckingham Participation gives us the right to receive payment from URHF of principal and accrued interest relating to amounts funded by us under the URHF Buckingham Participation. The interest rate under the URHF Buckingham Loan is the lower of 13% or the highest rate allowed by law. Our participation interest will be repaid as Buckingham repays the URHF Buckingham Loan, unless we reinvest the proceeds in an additional participation interest. Buckingham is required to make loan payments upon the sale of lots covered by the deed of trust. The URHF Buckingham Loan and our participation in this loan are due and payable in full on June 28, 2016.

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URHF Bratton Hill Participation

On December 16, 2013, we entered into a participation agreement (the “URHF Bratton Hill Participation”) with URHF pursuant to which we purchased a participation interest in URHF’s $3.0 million loan (the “URHF Bratton Hill Loan”) to BLD Bratton Hill, LLC (“Bratton Hill”), an unaffiliated Texas limited liability company. Our Advisor also serves as the advisor for UMT, which owns 100% of the interests in URHF. The URHF Bratton Hill Loan provides financing to Bratton Hill to acquire and develop 56 paper lots located in Texas. As of December 31, 2014, the URHF Bratton Hill Loan is secured by a first lien deed of trust on the 56 paper lots and is guaranteed by principals of the borrower.

The URHF Bratton Hill Participation gives us the right to receive payment from URHF of principal and accrued interest relating to amounts funded by us under the URHF Bratton Hill Participation. The interest rate under the URHF Bratton Hill Loan is the lower of 13% or the highest rate allowed by law. Our interest will be repaid as Bratton Hill repays the URHF Bratton Hill Loan, unless we reinvest the proceeds in an additional participation interest. Bratton Hill is required to pay make loan payments upon the sale of lots covered by the deed of trust. The URHF Bratton Hill Loan and our participation in this loan are due and payable in full on July 31, 2016.

URHF Glenmore Participation

On May 6, 2014, we entered into a participation agreement (the “URHF Glenmore Participation”) with URHF pursuant to which we purchased a participation interest in URHF’s $4.2 million loan (the “URHF Glenmore Loan”) to CADG Glenmore, LLC (“Glenmore”), an unaffiliated Texas limited liability company. Our Advisor also serves as the advisor for UMT, which owns 100% of the interests in URHF. The URHF Glenmore Loan provides financing to Glenmore to acquire and develop 61 paper lots located in Texas. As of December 31, 2014, the URHF Glenmore Loan is secured by a first lien deed of trust on the 61 paper lots and is guaranteed by principals of the borrower.

The URHF Glenmore Participation gives us the right to receive payment from URHF of principal and accrued interest relating to amounts funded by us under the URHF Glenmore Participation. The interest rate under the URHF Glenmore Loan is the lower of 13% or the highest rate allowed by law. Our participation interest will be repaid as Glenmore repays the URHF Glenmore Loan, unless we reinvest the proceeds in an additional participation interest. Glenmore is required to make loan payments upon the sale of lots covered by the deed of trust. The URHF Glenmore Loan and our participation in this loan were originally due and payable in full on July 10, 2014. However, the URHF Glenmore Loan has subsequently been amended four times pursuant to four modification agreements resulting in a current maturity date of October 10, 2015. The URHF Glenmore Participation has also been extended to October 10, 2015 in connection with these modifications. In determining whether to extend this participation, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors.

URHF Gateway Participation

On May 6, 2014, we entered into a participation agreement (the “URHF Gateway Participation”) with URHF pursuant to which we purchased a participation interest in URHF’s $7.6 million loan (the “URHF Gateway Loan”) to CADG Gateway, LLC (“Gateway”), an unaffiliated Texas limited liability company. Our Advisor also serves as the advisor for UMT, which owns 100% of the interests in URHF. The URHF Gateway Loan provides financing to Gateway to acquire and develop 39 paper lots located in Texas. As of December 31, 2014, the URHF Gateway Loan is secured by a first lien deed of trust on the 39 paper lots and is guaranteed by principals of the borrower.

The URHF Gateway Participation gives us the right to receive payment from URHF of principal and accrued interest relating to amounts funded by us under the URHF Gateway Participation. The interest rate under the URHF Gateway Loan is the lower of 13% or the highest rate allowed by law. Our participation interest will be repaid as Gateway repays the URHF Gateway Loan, unless we reinvest the proceeds in an additional participation interest. Gateway is required to make loan payments upon the sale of lots covered by the deed of trust. The URHF Gateway Loan and our participation in this loan are due and payable in full on January 15, 2017.

UMTHF Mason Park Participation

On October 6, 2014, we entered into a participation agreement (the “UMTHF Mason Park Participation”) with UMTHFIII pursuant to which we purchased a participation interest in UMTHFIII’s loan (the “Mason Park Loan”) to Buffington Mason Park, Ltd., an unaffiliated Texas limited partnership (“Mason Park”). Our Advisor also serves as the advisor for UMT, which owns 100% of the interests in UMTHFIII. As of December 31, 2014, the Mason Park Loan is secured by a first lien deed of trust on 4 finished lots and 116 paper lots located in Harris County, Texas.

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The UMTHF Mason Park Participation gives us the right to receive payment from UMTHFIII of principal and accrued interest relating to amounts funded by us under the UMTHF Mason Park Participation. The interest rate under the Mason Park Loan is the lower of 13% or the highest rate allowed by law. Our participation interest will be repaid as Mason Park repays the loan, unless we reinvest the proceeds in an additional participation interest. Mason Park is required to make loan payments upon the sale of property covered by the deed of trust. The Mason Park Loan and our participation in this loan are due and payable in full on April 26, 2016.

Summary Information

The chart below summarizes the approximate outstanding balance of each of our loans included in loan participation interest – related parties as of the date indicated:

Loan Name	December 31, 2014	December 31, 2013
Buffington Participations	$-	$2,826,000
Buffington Classic Participation	-	279,000
TR Finished Lot Participation	-	3,346,000
TR Paper Lot Participation	15,014,000	12,617,000
Carrollton Participation	-	-
165 Howe Participation	-	-
Pine Trace Participation	3,766,000	6,646,000
Northpointe Participation	1,216,000	1,585,000
Northpointe II Participation	10,754,000	3,000,000
UMTHF Megatel Participation	2,095,000	-
URHF Buckingham Participation	153,000	1,425,000
URHF Bratton Hill Participation	34,000	1,186,000
URHF Glenmore Participation	3,700,000	-
URHF Gateway Participation	2,349,000	-
UMTHF Mason Park Participation	1,577,000	-
Total	$40,658,000	$32,910,000

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The chart below summarizes the approximate accrued interest included in accrued receivable – related parties associated with each of our loans included in loan participation interest – related parties as of the date indicated:

Loan Name	December 31, 2014	December 31, 2013
Buffington Participations	$-	$47,000
Buffington Classic Participation	-	16,000
TR Finished Lot Participation	-	66,000
TR Paper Lot Participation	609,000	197,000
Carrollton Participation	-	-
165 Howe Participation	-	-
Pine Trace Participation	111,000	562,000
Northpointe Participation	11,000	-
Northpointe II Participation	14,000	-
UMTHF Megatel Participation	1,000	-
URHF Buckingham Participation	2,000	91,000
URHF Bratton Hill Participation	-	64,000
URHF Glenmore Participation	74,000	-
URHF Gateway Participation	48,000	-
UMTHF Mason Park Participation	133,000	-
Total	$1,003,000	$1,043,000

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The following table summarizes the approximate income included in interest income – related parties associated with each of our loans included in loan participation interest – related parties for the periods indicated:

	For the year ended December 31,
Loan Name	2014	2013	2012
Buffington Participations	$122,000	$412,000	$877,000
Buffington Classic Participation	20,000	57,000	62,000
TR Finished Lot Participation	238,000	534,000	455,000
TR Paper Lot Participation	2,017,000	1,696,000	1,442,000
Carrollton Participation	-	28,000	175,000
165 Howe Participation	-	83,000	159,000
Pine Trace Participation	731,000	729,000	388,000
Northpointe Participation	160,000	142,000	51,000
Northpointe II Participation	702,000	252,000	-
UMTHF Megatel Participation	497,000	-	-
URHF Buckingham Participation	58,000	7,000	-
URHF Bratton Hill Participation	40,000	6,000	-
URHF Glenmore Participation	326,000	-	-
URHF Gateway Participation	321,000	-	-
UMTHF Mason Park Participation	47,000	-	-
Total	$5,279,000	$3,946,000	$3,609,000

Notes Receivable – Related Parties

 A majority of our trustees (including a majority of our independent trustees) who are not otherwise interested in these transactions have approved the following notes receivable – related parties agreements as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties. The disclosures below include notes receivable – related parties transactions approved through December 31, 2014.

HLL Indian Springs Loan

On January 18, 2010, we made a finished lot loan (the “HLL Indian Springs Loan”) of approximately $1.8 million to HLL Land Acquisitions of Texas, L.P., an affiliated Texas limited partnership (“HLL”). HLL is a wholly owned subsidiary of UDF I, an affiliated Delaware limited partnership. The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD also serves as the asset manager of UDF I. The HLL Indian Springs Loan was initially evidenced and secured by a first lien deed of trust recorded against approximately 71 finished residential lots in The Preserve at Indian Springs, a residential subdivision in the City of San Antonio, Bexar County, Texas, as well as a promissory note, assignments of certain lot sale contracts and earnest money, and other loan documents. The interest rate under the HLL Indian Springs Loan was the lower of 13% or the highest rate allowed by law. The HLL Indian Springs Loan was scheduled to mature on July 18, 2013, pursuant to the First Modification Agreement dated July 18, 2011. In determining whether to modify this loan, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors. The HLL Indian Springs Loan was paid in full in May 2013.

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In connection with the HLL Indian Springs Loan, HLL agreed to pay an origination fee of approximately $18,000 to UMTH LD, which was funded by us at the closing of the HLL Indian Springs Loan.

Buffington Classic CL

On April 30, 2010, we entered into a construction loan agreement with Buffington Classic (the “Buffington Classic CL”) through which we agreed to provide an interim construction loan facility to Buffington Classic. The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD owns an investment in Buffington Homebuilding Group, Ltd., which is the parent of Buffington Classic.

The interest rate under the Buffington Classic CL was the lower of 13% per annum, or the highest rate allowed by law. As amended, the Buffington Classic CL provided Buffington Classic with up to $7.5 million in residential interim construction financing for the construction of new homes in the greater Austin, Texas area and other Texas counties approved by UDF IV HF. In determining whether to modify this loan, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors. Our obligation to originate loans to Buffington Classic under the Buffington Classic CL terminated and was not renewed on October 28, 2014, at which point there was no outstanding balance.

HLL II Highland Farms Loan

Effective December 22, 2010, we made a finished lot loan (the “HLL II Highland Farms Loan”) of approximately $1.9 million to HLL II Land Acquisitions of Texas, L.P., an affiliated Texas limited partnership (“HLL II”). HLL II is a wholly owned subsidiary of UDF I. The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD also serves as the asset manager of UDF I. The HLL II Highland Farms Loan was initially evidenced and secured by a first lien deed of trust recorded against approximately 68 finished residential lots and 148 undeveloped lots in Highland Farms, a residential subdivision in the City of San Antonio, Bexar County, Texas, as well as a promissory note, assignments of certain lot sale contracts and earnest money, and other loan documents. The interest rate under the HLL II Highland Farms Loan is the lower of 13% or the highest rate allowed by law. The original maturity date of the HLL II Highland Farms Loan was March 22, 2013. The HLL II Highland Farms Loan has subsequently been amended three times pursuant to three separate extension agreements resulting in a current maturity date of March 22, 2016. In determining whether to modify this loan, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors. The HLL II Highland Farms Loan provides HLL II with an interest reserve of approximately $354,000 pursuant to which we will fund HLL II’s monthly interest payments and add the payments to the outstanding principal balance of the HLL II Highland Farms Loan.

In connection with the HLL II Highland Farms Loan, HLL II agreed to pay us an origination fee of approximately $19,000, which was funded at the closing of the loan. Revenue associated with this origination fee is included in commitment fee income – related parties and is recognized over the life of the loan.

HLL Hidden Meadows Loan

Effective February 17, 2011, we entered into a Loan Agreement providing for a maximum $9.9 million loan (the “HLL Hidden Meadows Loan”) to be made to HLL. HLL is a wholly owned subsidiary of UDF I. The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD also serves as the asset manager of UDF I. The HLL Hidden Meadows Loan was initially secured by (i) a first priority lien deed of trust to be recorded against 91 finished residential lots, 190 partially developed residential lots and residual undeveloped land located in the residential subdivision of Hidden Meadows, Harris County, Texas, (ii) the assignment of lot sale contracts providing for sales of finished residential lots to a builder, and (iii) the assignment of development reimbursements owing from a Municipal Utility District to HLL. The interest rate under the HLL Hidden Meadows Loan is the lower of 13% or the highest rate allowed by law. The HLL Hidden Meadows Loan was scheduled to mature on January 21, 2015. Pursuant to an extension agreement entered into on January 21, 2015, the HLL Hidden Meadows Loan is currently scheduled to mature on January 21, 2016. In determining whether to modify this loan, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors. The HLL Hidden Meadows Loan provides HLL with an interest reserve, pursuant to which we will fund HLL’s monthly interest payments and add the payments to the outstanding principal balance of the loan.

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In connection with the HLL Hidden Meadows Loan, HLL agreed to pay a $99,000 origination fee to us, which was funded at the closing of the loan. Revenue associated with this origination fee is included in commitment fee income – related parties and is recognized over the life of the loan.

Ash Creek Loan

Effective April 20, 2011, we entered into a $3.0 million loan agreement (the “Ash Creek Loan”) with UDF Ash Creek, L.P. (“UDF Ash Creek”), an affiliated Delaware limited partnership. UDF Ash Creek is a wholly owned subsidiary of UDF I. The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD also serves as the asset manager of UDF I. The Ash Creek Loan provides UDF Ash Creek with interim construction financing for the construction of 19 new townhomes in an existing townhome community in Dallas, Texas. As of December 31, 2014, the Ash Creek Loan is secured by a first lien deed of trust on 9 finished lots in Collin County, Texas. The interest rate under the Ash Creek Loan is the lower of 13% per annum, or the highest rate allowed by law. UDF Ash Creek is required to make loan payments upon the sale of the lots covered by the deed of trust. The original maturity date of the Ash Creek Loan was October 20, 2012. The loan has subsequently been amended three times pursuant to three separate extension agreements resulting in a current maturity date of October 20, 2015. In determining whether to extend this loan, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors.

In connection with the Ash Creek Loan, UDF Ash Creek agreed to pay a $15,000 origination fee to us, which was funded at the closing of the loan. Revenue associated with this origination fee is included in commitment fee income – related parties and is recognized over the life of the loan.

UDF TX Two Loan

On September 20, 2012, we entered into a loan purchase agreement with a third party to acquire a loan obligation (the “UDF TX Two Loan”) owing from UDF TX Two, L.P., an affiliated Texas limited partnership (“UDF TX Two”) for approximately $2.9 million. UDF I has a 50% partnership interest in UDF TX Two. Our asset manager, UMTH LD, also serves as the asset manager of UDF I. The general partner of our Advisor is also the general partner of UMTH LD. The UDF TX Two Loan provided UDF TX Two with financing to acquire 70 finished home lots in Lakeway, Texas. The UDF TX Two Loan was evidenced and secured by a promissory note, first lien deeds of trust on the finished lots financed under the loan and various other loan documents. The interest rate under the UDF TX Two Loan was the lower of 13% per annum, or the highest rate allowed by law. Upon acquisition of the UDF TX Two Loan, we entered into an extension agreement with UDF TX Two pursuant to which we extended the maturity date of the loan to September 20, 2014. In determining whether to modify this loan, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors. The UDF TX Two Loan was paid in full on October 9, 2014.

UDF PM Loan

Effective October 17, 2012, we entered into a $5.1 million loan agreement (the “UDF PM Loan”) with UDF PM, LLC (“UDF PM”), an affiliated Texas limited liability company. UDF PM is a wholly owned subsidiary of UDF I. The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD also serves as the asset manager of UDF I. The UDF PM Loan provides UDF PM with up to $4.8 million in financing for the development of an amenity center and related project amenities located in Lubbock County, Texas. As of December 31, 2014, the loan is secured by a promissory note and the assignment of development reimbursements owing to UDF PM pursuant to (i) an economic development agreement and (ii) a public improvement district reimbursement contract, both of which were entered into between UDF PM and the city of Wolfforth, Texas. The interest rate under the UDF PM Loan is the lower of 13% per annum, or the highest rate allowed by law. The UDF PM Loan matures and becomes due and payable in full on October 17, 2015. The loan provides UDF PM with an interest reserve of approximately $300,000, pursuant to which we will fund UDF PM’s monthly interest payments and add the payments to the outstanding principal balance of the loan.

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HLL IS Loan

Effective November 29, 2012, we entered into a $6.4 million loan agreement (the “HLL IS Loan”) with HLL. HLL is a wholly owned subsidiary of UDF I. The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD also serves as the asset manager of UDF I. The HLL IS Loan provides HLL with up to $5.8 million in financing for the development of residential lots located in Bexar County, Texas. The loan was initially evidenced and secured by a first lien deed of trust recorded against approximately 24 acres in The Preserve at Indian Springs, a residential subdivision in the City of San Antonio, Bexar County, Texas, as well as a promissory note, assignments of certain lot sale contracts, and other loan documents. The interest rate under the HLL IS Loan is the lower of 13% per annum, or the highest rate allowed by law. The loan matures and becomes due and payable in full on November 29, 2015. The HLL IS Loan provides HLL with an interest reserve of approximately $600,000, pursuant to which we will fund HLL’s monthly interest payments and add the payments to the outstanding principal balance of the HLL IS Loan.

In connection with the HLL IS Loan, HLL agreed to pay a $64,000 origination fee to us, which was funded at the closing of the loan. Revenue associated with this origination fee is included in commitment fee income – related parties and is recognized over the life of the loan.

One KR Loan

Effective December 14, 2012, we entered into a $15.3 million loan agreement (the “One KR Loan”) with One KR Venture, L.P., an affiliated Texas limited partnership (“One KR”). One KR is a wholly owned subsidiary of UDF I. The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD also serves as the asset manager of UDF I. The One KR Loan provides One KR with up to $12.1 million to refinance existing third-party debt and develop real property located in Bexar County, Texas. As of December 31, 2014, the One KR Loan is secured by a first lien deed of trust on 16 finished lots in Bexar County, Texas, and a pledge of partnership interests in the borrower, which owns 249 acres of undeveloped real property in Bexar County, Texas, effectively subordinating this pledge to all real property liens. The interest rate under the One KR Loan is the lower of 13% per annum, or the highest rate allowed by law. The loan matures and becomes due and payable in full on June 14, 2016. The One KR Loan provides One KR with an interest reserve of approximately $3.2 million, pursuant to which we will fund One KR’s monthly interest payments and add the payments to the outstanding principal balance of the One KR Loan.

In connection with the One KR Loan, One KR agreed to pay a $153,000 origination fee to us, which was funded at the closing of the loan. Revenue associated with this origination fee is included in commitment fee income – related parties and is recognized over the life of the loan.

Rowe Lane Loan

Effective February 18, 2014, we entered into a $7.5 million loan agreement (the “Rowe Lane Loan”) with Rowe Lane. Rowe Lane is a wholly owned subsidiary of UDF I. The general partner of our Advisor is the general partner of UMTH LD, our asset manager, and UMTH LD also serves as the asset manager of UDF I. The Rowe Lane Loan provides Rowe Lane with funding to acquire and develop 71.388 acres of land into approximately 285 single-family lots. As of December 31, 2014, the Rowe Lane Loan is secured by a subordinate deed of trust recorded against the 71.388 acres of undeveloped land. The interest rate under the Rowe Lane Loan is the lower of 13% per annum, or the highest rate allowed by law. The Rowe Lane Loan matures and becomes due and payable in full on February 18, 2018. The Rowe Lane Loan provides Rowe Lane with an interest reserve of approximately $2.5 million, pursuant to which we will fund Rowe Lane’s monthly interest payments and add the payments to the outstanding principal balance of the Rowe Lane Loan.

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In connection with the Rowe Lane Loan, Rowe Lane agreed to pay an origination fee of approximately $75,000 to us, which was funded at the closing of the Rowe Lane Loan. Revenue associated with this origination fee is included in commitment fee income – related parties and is recognized over the life of the loan.

BRHG Loan

On August 29, 2014, we entered into an $11.5 million loan (the “BRHG Loan”) with BRHG. BRHG is a wholly owned subsidiary of BR Homebuilding. John R. (“Bobby”) Ray, one of our trustees, Hollis Greenlaw, our Chief Executive Officer and one of our trustees, and Todd Etter, Chairman and partner of UMTH, each own approximately 25% of the common equity of BR Homebuilding and direct the management of BR Homebuilding.  UMTH owns all of the limited partnership interests of UMTH LD, our asset manager. The BRHG Loan was approved by a majority of our independent trustees on August 26, 2014. The BRHG Loan provides BRHG with a portion of the acquisition financing required to support its acquisition of Scott Felder Homes, a homebuilder with operations in Austin and San Antonio, Texas. The BRHG Loan bears interest at 13% and is unsecured. As partial consideration for making the BRHG Loan, BR Homebuilding has delivered to us a warrant to purchase up to 25 Series A-1 Tracking Units in BR Homebuilding for $11.5 million (the “Warrant”). UDF IV has contributed the Warrant to a taxable REIT subsidiary that is wholly-owned by UDF IV.  As principal is repaid on the BRHG Loan, the equity interest that can be acquired under the Warrant will be proportionately reduced.  The BRHG Loan matures and becomes due and payable in full on August 29, 2021.

Stoneleigh Loan

Effective October 13, 2014, we entered into a $13.9 million loan agreement (the “Stoneleigh Loan”) with Stoneleigh. UDF LOF owns a 75% interest in Stoneleigh. Our asset manager, UMTH LD, also serves as the asset manager of UDF LOF. The general partner of our Advisor also serves as the general partner of UMTH LD. UMTH LD controls 100% of the partnership interests of the general partner of UDF LOF. The Stoneleigh Loan provides Stoneleigh with up to $11.0 million to finance the inventory of condominium units until they are sold to builders who will finish out the improvements and sell the units to individuals. As of December 31, 2014, the Stoneleigh Loan is secured by a first lien deed of trust recorded against 13 condominium units. The interest rate under the Stoneleigh Loan is the lower of 13% per annum, or the highest rate allowed by law. The loan matures and becomes due and payable in full on October 13, 2017. The Stoneleigh Loan also provides Stoneleigh with an interest reserve of approximately $2.9 million, pursuant to which we will fund Stoneleigh’s monthly interest payments and add the payments to the outstanding principal balance of the loan.

One KR Venture Loan

Effective December 30, 2014, we entered into a $5.3 million loan agreement (the “One KR Venture Loan”) with One KR. One KR is a wholly owned subsidiary of UDF I. The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD also serves as the asset manager of UDF I. The One KR Venture Loan provides One KR with up to $4.9 million to acquire and develop 24.76 acres of land into 107 single-family lots. As of December 31, 2014, the One KR Venture Loan is secured by a first lien deed of trust recorded against the 24.76 acres of real property located in Bexar County, Texas, as well as a promissory note, assignments of certain lot sale contracts and other loan documents. The interest rate under the One KR Venture Loan is the lower of 13% per annum, or the highest rate allowed by law. The loan matures and becomes due and payable in full on December 30, 2016. The One KR Venture Loan also provides One KR with an interest reserve of approximately $400,000, pursuant to which we will fund One KR’s monthly interest payments and add the payments to the outstanding principal balance of the loan.

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Summary Information

The chart below summarizes the approximate outstanding balance of each of our loans included in notes receivable – related parties as of the date indicated:

Loan Name	December 31, 2014	December 31, 2013
HLL Indian Springs Loan	$-	$-
Buffington Classic CL	-	-
HLL II Highland Farms Loan	1,773,000	1,572,000
HLL Hidden Meadows Loan	11,317,000	10,643,000
Ash Creek Loan	1,428,000	1,756,000
UDF TX Two Loan	-	502,000
UDF PM Loan	4,989,000	3,822,000
HLL IS Loan	2,761,000	2,522,000
One KR Loan	13,669,000	10,201,000
Rowe Lane Loan	4,879,000	-
BRHG Loan	11,500,000	-
Stoneleigh Loan	7,882,000	-
One KR Venture Loan	423,000	-
Total	$60,621,000	$31,018,000

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The chart below summarizes the approximate accrued interest included in accrued receivable – related parties associated with each of our loans included in notes receivable – related parties as of the date indicated:

Loan Name	December 31, 2014	December 31, 2013
HLL Indian Springs Loan	$-	$-
Buffington Classic CL	-	-
HLL II Highland Farms Loan	6,000	-
HLL Hidden Meadows Loan	404,000	1,028,000
Ash Creek Loan	8,000	22,000
UDF TX Two Loan	-	16,000
UDF PM Loan	134,000	83,000
HLL IS Loan	32,000	12,000
One KR Loan	62,000	-
Rowe Lane Loan	71,000	-
BRHG Loan	496,000	-
Stoneleigh Loan	672,000	-
One KR Venture Loan	-	-
Total	$1,885,000	$1,161,000

The following table summarizes the approximate income included in interest income – related parties associated with each of our loans included in notes receivable – related parties for the period indicated:

	For the year ended December 31,
Loan Name	2014	2013	2012
HLL Indian Springs Loan	$-	$8,000	$177,000
Buffington Classic CL	-	5,000	242,000
HLL II Highland Farms Loan	202,000	182,000	174,000
HLL Hidden Meadows Loan	1,448,000	1,298,000	1,032,000
Ash Creek Loan	207,000	284,000	266,000
UDF TX Two Loan	51,000	206,000	108,000
UDF PM Loan	563,000	326,000	11,000
HLL IS Loan	339,000	478,000	35,000
One KR Loan	1,203,000	1,033,000	13,000
Rowe Lane Loan	451,000	-	-
BRHG Loan	496,000	-	-
Stoneleigh Loan	218,000	-	-
One KR Venture Loan	-	-	-
Total	$5,178,000	$3,820,000	$2,058,000

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Guarantees

In connection with the funding of some of our organization costs, on June 26, 2009, UMTH LD entered into a $6.3 million line of credit (as amended, the “UMTH LD CTB LOC”) with CTB. Effective December 26, 2014, UMTH LD entered into a fourth loan modification agreement with CTB, which resulted in an extension of the maturity date on the UMTH LD CTB LOC to December 26, 2018. UMTH LD has a receivable from our Advisor for organization costs funded by UMTH LD on behalf of the Trust. UMTH LD has assigned this receivable to CTB as security for the UMTH LD CTB LOC. In addition, the UMTH LD CTB LOC is secured by a collateral assignment of a first priority note and deed of trust held by a subsidiary of UMTH LD against a residential real estate project.  The Trust has agreed to guaranty all obligations under the UMTH LD CTB LOC. As of December 31, 2014 and December 31, 2013, the outstanding balance on the line of credit was $4.0 million and $5.1 million, respectively.

Effective December 30, 2011, we entered into a Guaranty of Payment and Guaranty of Completion (collectively, the “Stoneleigh Guaranty”) for the benefit of Babson Mezzanine Realty Investors II, L.P. (“Babson”) as agent for a group of lenders pursuant to which we guaranteed all amounts due associated with a $25.0 million construction loan agreement (the “Stoneleigh Construction Loan”) entered into between Maple Wolf Stoneleigh, LLC, an affiliated Delaware limited liability company (“Stoneleigh”), and Babson. Pursuant to the Stoneleigh Construction Loan, Babson will provide Stoneleigh with up to approximately $25.0 million to finance the construction associated with a condominium project located in Dallas, Texas. UDF LOF owns a 75% interest in Stoneleigh. Our asset manager, UMTH LD, also serves as the asset manager of UDF LOF. The general partner of our Advisor also serves as the general partner of UMTH LD. UMTH LD controls 100% of the partnership interests of the general partner of UDF LOF. In consideration of us entering into the Stoneleigh Guaranty, we entered into a letter agreement with Stoneleigh which provides for Stoneleigh to pay us a monthly credit enhancement fee equal to 1/12th of 1% of the outstanding principal balance on the Stoneleigh Construction Loan at the end of each month. On October 1, 2014, Stoneleigh refinanced the remaining balance on the Stoneleigh Construction Loan with a new lender and we were released from our guaranty. As of December 31, 2013, approximately $7.6 million was outstanding under the Stoneleigh Construction Loan. For the years ended December 31, 2014, 2013 and 2012, approximately $36,000, $90,000 and $21,000, respectively, is included in commitment fee income – related parties in connection with the credit enhancement fee associated with the Stoneleigh Construction Loan. As of December 31, 2014, UDF IV has no receivable associated with this credit enhancement fee. As of December 31, 2013, approximately $15,000 is included in accrued receivable – related parties in connection with the credit enhancement fee associated with the Stoneleigh Construction Loan.

Effective July 22, 2013, we entered into a guaranty agreement (the “URHF Guaranty”) pursuant to which we guaranteed all amounts due associated with a $15.0 million revolving credit facility (the “URHF Southwest Loan”) entered into between United Residential Home Finance, L.P. (“URHF”), an affiliated Delaware limited partnership, and Southwest Bank (“Southwest”). Our Advisor also serves as the advisor for UMT, which owns 100% of the interests in URHF. The URHF Southwest Loan matures on July 22, 2016 and is secured by a first priority collateral assignment and lien on certain mortgage notes and loans held by URHF. In consideration of us entering into the URHF Guaranty, we entered into a letter agreement with URHF which provides for URHF to pay us a monthly credit enhancement fee equal to 1/12th of 1% of the outstanding principal balance on the URHF Southwest Loan at the end of each month. As of December 31, 2014 and December 31, 2013, approximately $5.0 million and $1.2 million, respectively, was outstanding under the URHF Southwest Loan. For the year ended December 31, 2013, we did not recognize any commitment fee income – related parties in connection with the credit enhancement fee associated with the URHF Southwest Loan. For year ended December 31, 2014, approximately $36,000 is included in commitment fee income – related parties in connection with the credit enhancement fee associated with the URHF Southwest Loan. As of December 31, 2014, approximately $4,000 is included in accrued receivable – related parties in connection with the credit enhancement fee associated with the URHF Guaranty.

Effective July 18, 2014, we entered into a guaranty agreement (the “Rowe Lane Guaranty”) pursuant to which we guaranteed all amounts due associated with a $6.0 million revolving credit facility (the “RL Commerce Bank Loan”) entered into between Rowe Lane 285, L.P., an affiliated Texas limited partnership (“Rowe Lane”), and Commerce National Bank (“Commerce Bank”). Rowe Lane is a wholly owned subsidiary of UDF I. The general partner of our Advisor is the general partner of UMTH LD, our asset manager, and UMTH LD also serves as the asset manager of UDF I. The RL Commerce Bank Loan is secured by a first lien deed of trust on a 71.388 acre project. The RL Commerce Bank Loan matures on July 18, 2018. In consideration of us entering into the Rowe Lane Guaranty, we entered into a letter agreement with Rowe Lane which provides for Rowe Lane to pay us a monthly credit enhancement fee equal to 1/12th of 1% of the outstanding principal balance on the RL Commerce Bank Loan at the end of each month. As of December 31, 2014, approximately $3.3 million was outstanding under the RL Commerce Bank Loan. For the year ended December 31, 2014, approximately $16,000 is included in commitment fee income – related parties in connection with the credit enhancement fee associated with the Rowe Lane Guaranty. As of December 31, 2014, approximately $16,000 is included in accrued receivable – related parties in connection with the credit enhancement fee associated with the Rowe Lane Guaranty.

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Effective August 29, 2014, we entered into a credit enhancement in the form of a guarantee (the “BRHG Guaranty”) pursuant to which we guaranteed all amounts due associated with a $25.0 million loan (the “BRHG Sovereign Loan”) entered into between BRHG, an affiliated Delaware limited liability company, and Sovereign Bank (“Sovereign”) in connection with BRHG’s acquisition of Scott Felder Homes. BRHG is a wholly-owned subsidiary of BR Homebuilding. John R. (“Bobby”) Ray, a trustee of UDF IV, Hollis Greenlaw, our Chief Executive Officer and a trustee of UDF IV, and Todd Etter, Chairman and partner of UMTH, each own approximately 25% of the common equity of BR Homebuilding and direct the management of BR Homebuilding.  UMTH owns all of the limited partnership interests of UMTH LD, our asset manager. The Sovereign Guarantee was approved by a majority of our independent trustees on August 26, 2014. The BRHG Sovereign Loan matures on August 29, 2015, but may be extended under certain circumstances to August 27, 2020. The BRHG Sovereign Loan is secured by a pledge of all of BR Homebuilding’s interests in BRHG. In consideration of us entering into the BRHG Guaranty, we entered into a letter agreement with BRHG which provides for BRHG to pay us a monthly credit enhancement fee equal to 1/12th of 1% of the outstanding principal balance on the BRHG Sovereign Loan at the end of each month. As of December 31, 2014, $25.0 million was outstanding under the BRHG Sovereign Loan. For the year ended December 31, 2014, approximately $83,000 is included in commitment fee income – related parties in connection with the credit enhancement fee associated with the BRHG Guaranty. As of December 31, 2014, approximately $83,000 is included in accrued receivable – related parties in connection with the credit enhancement fee associated with the BRHG Guaranty.

As of December 31, 2014, including the guarantees described above, we had 8 outstanding repayment guarantees with total credit risk to us of approximately $59.7 million, of which approximately $43.1 million had been borrowed against by the debtor. As of December 31, 2013, including the related party guarantees described above, we had 9 outstanding repayment guarantees with total credit risk to us of approximately $65.7 million, of which approximately $19.9 million had been borrowed against by the debtor.

Policies and Procedures – Related Party Transactions

General

In compliance with NASDAQ listing requirements, our independent trustees or a committee comprised solely of independent trustees conducts an appropriate review and oversight of all related party transactions (other than de minimis transactions) for potential conflict of interest situations on an ongoing basis. Our policies and procedures for the review, approval or ratification of related party transactions are described below.

•	Loan Participation Interest – Related Parties and Notes Receivable – Related Parties. A majority of our trustees (including a majority of our independent trustees) who are not otherwise interested in these transactions approve or ratify our loan participation interest – related party transactions and our notes receivable – related party transactions as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties. In addition, our audit committee reviews all such transactions.

•	Other Related Party Transactions. Other related party transactions are approved or ratified by our audit committee, our compensation committee, or the independent trustees, as appropriate. In addition, our audit committee reviews all such transactions. Our board of trustees may appoint a special committee comprised solely of independent trustees to review, approve or ratify any related party transaction.

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Allocation Policy Agreement

Our Advisor and our Asset Manager are affiliates of the other United Development Funding programs (UDF I, UDF II, UDF III, UDF LOF and UDF V; collectively with us, the “UDF Funds”), all of which engage in the same or similar businesses in which we engage. We have entered into an Allocation Policy Agreement with the UDF Funds, our asset manager, and UDFH LD, which is the asset manager of UDF V, pursuant to which we may invest in the same loans and transactions as the other UDF Funds, except that UDF V will not invest with us or other affiliates in the same loans. Our Allocation Policy Agreement provides that, unless the organizational and operational documents of a fund are more restrictive:

•	UDF V shall not (i) sell any loan to, (ii) acquire any loan from, or (iii) participate in any loan with any of UDFH LD, UMTH LD or any other UDF Fund, including us.

•	UDF V shall not (i) sell any asset to, (ii) acquire any asset from, (iii) participate in any asset with, or (iv) invest jointly in any asset with any of UDFH, UMTH LD or any other UDF Fund, including us.

•	Under the Allocation Policy Agreement, each investment opportunity (an opportunity to purchase, originate or invest in a transaction) that qualifies for the investment criteria, yield requirements, cash flow expectations, investment horizon and risk tolerances of any two or more UDF Funds shall be allocated to the UDF Fund with the highest cash available percentage, which is a ratio of cash available for investment over total equity invested for the qualifying UDF Funds. For purposes of the Allocation Policy Agreement, “equity invested” means the dollar amount of both direct investment and retuned earnings as determined by the most recent financial statements; the “most recent financial statements” means the most recently available audited or unaudited financial statements prepared by the respective entities with respect to the most recent calendar quarter; and “cash available for investment” means cash on hand available to be invested, not including any lines of credit or other borrowing facilities, as determined by the respective fund asset manager as of the same date as the most recent financial statements. Our Asset Manager and UDFH LD will exercise their best efforts to reasonably allocate investment opportunities among the UDF Funds pursuant to these procedures; however, they do not give us any assurances that they will recommend investment in all investment opportunities of which they become aware that are suitable for one or more UDF Funds on an equal allocation among such entities. Circumstances may arise, due to availability of capital or other reasons, when our Asset Manager is not able to equitably allocate investments to us. We cannot assure our shareholders that we will be able to invest in all suitable opportunities of which our Asset Manager becomes aware.

Participation Agreement

We are party to a Participation Agreement among us, UDF I, UDF II, UDF III, UDF LOF and our Asset Manager. This Participation Agreement applies to all of the UDF Funds except for UDF V. Under the Participation Agreement, we may invest in the same loans in which UDF I, UDF II, UDF III and UDF LOF invest. We believe that we will be able to invest in a more diversified portfolio of loans and benefit from integrated exit strategies if we are able to hold loans jointly with our affiliates.  The lifecycle of single-family lot development and home construction generally begins with the acquisition of land for development of single-family lots, followed by the entitlement and engineering of the subject property, followed by the development of raw land into a finished lot, followed by the construction and sale of a single-family home.  There are differing levels of capital appreciation, cash flow, loan-to-value ratios, development risk, market risk and investment yields over the course of the development lifecycle.  UDF I, UDF II, UDF III, UDF LOF and we invest, or will invest, in substantially similar land development opportunities, although such investments may be made at different points in the development lifecycle in accordance with the investment criteria, yield requirements, cash flow expectations, investment horizon and risk tolerances of the respective fund at the time the investment is made.  In addition, UDF I, UDF II, UDF III, UDF LOF and we will determine to exit investments in land development and home construction projects at different points in the development lifecycle in accordance with the investment criteria, yield requirements, cash flow expectations, investment horizon and risk tolerances of the respective fund at the time the exit is made.  Subject to the respective limitations set forth in the organizational and operational documents of each of UDF I, UDF II, UDF III, UDF LOF and us, investments may be entered into as loan participations or joint ventures between two or more of these funds, and may be sold to or refinanced by one or more other of such funds in accordance with the investment criteria, yield requirements, cash flow expectations, investment horizon and risk tolerances of the respective fund.

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UMTH LD is the asset manager of UDF I, UDF II, UDF LOF and us and the general partner of UDF III.  In exercising its duties to each of these funds, UMTH LD will manage each investment in accordance with the investment criteria, yield requirements, cash flow expectations, investment horizon and risk tolerances of the respective fund as each investment progresses.  UDF I, UDF II, UDF III, UDF LOF and we each recognize that, in exercising its duties to each fund, UMTH LD will encounter conflicts of interest.  Thus, each of these funds and UMTH LD seeks to equitably apportion investment opportunities among and between such entities in accordance with each fund’s investment criteria, yield requirements, cash flow expectations, investment horizon and risk tolerances at the time each transaction opportunity is presented by UMTH LD.

Our Participation Agreement provides that, unless the organizational and operational documents of a fund are more restrictive:

•	No loan shall be sold between UDF I, UDF II, UDF III, UDF LOF and/or us for an amount in excess of the outstanding loan balance, including accrued interest, at the time of the sale; provided, however, that this does not prohibit the acquiring entity from subsequently restructuring the loan in any way, including an increase in the loan amount.

•	No asset shall be sold between UDF I, UDF II, UDF III, UDF LOF and/or us for an amount in excess of its fair market value as determined by an independent expert; provided, however, that this does not prohibit the financing of the investment by one of the other such funds.

Under the Participation Agreement, the amount invested in each transaction opportunity (including any investment, co-investment, joint venture, participation, refinancing or sale) that qualifies for the investment criteria, yield requirements, cash flow expectations, investment horizon and risk tolerances of any two or more of UDF I, UDF II, UDF III, UDF LOF and/or us, shall be allocated among the funds as follows:

•	each respective entity will be allocated a percentage of the transaction opportunity determined as the ratio of the total amount of “equity invested” in such entity over the “total combined equity invested,” such percentage being the “investment percentage.” For purposes of the participation agreement, “equity invested” shall include both direct investment and retained earnings as determined by the most recently available audited or unaudited financial statements prepared by the respective entities as completed with respect to the most recent calendar quarter. For purposes of this paragraph, “total combined equity invested” shall mean the sum of the equity invested in each of UDF I, UDF II, UDF III, UDF LOF and us. Each of the respective entities will invest in such transaction opportunity an amount equal to the investment percentage multiplied by the amount of “required cash.” For purposes of the participation agreement, “required cash” means the aggregate amount of cash required to be invested by the respective UDF Fund in the transaction opportunity;

•	if, after allocating available cash pursuant to the paragraphs above, the full amount of the required cash has not been invested, the remaining transaction opportunity shall be allocated amongst and between the entities with remaining available cash by repeating the process set forth in the paragraph immediately above until the full amount of required cash has been invested;

•	For purposes of the participation agreement, “available cash” shall mean all cash of the respective entity available for investment, not including lines of credit or other borrowing facilities, as determined by UMTH LD, taking into consideration the projected sources and uses of cash for that respective entity.

Circumstances may arise, due to availability of capital or other reasons, when it is not possible for UDF I, UDF II, UDF III, UDF LOF and us to each make an investment on such a pro rata basis.  We cannot assure you that we will be able to invest in all investment opportunities of which our Asset Manager becomes aware that are suitable for us on a pro rata basis with UDF I, UDF II, UDF III and UDF LOF or otherwise.  Furthermore, UDF I, UDF II, UDF III and UDF LOF may make investments in which we will not participate, and we may make investments in which UDF I, UDF II, UDF III and/or UDF LOF will not participate.  If we do make an investment with UDF I, UDF II, UDF III and/or UDF LOF, the structure of our participation in such investments may vary and will be determined on a case-by-case basis.

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Advisory Agreement

We have entered into the New Advisory Agreement with our Advisor. The New Advisory Agreement provides that the Advisor shall undertake to use its commercially reasonable best efforts to present to us potential investment opportunities consistent with the investment objectives and policies as determined from time to time by our board of trustees.

Under the New Advisory Agreement, the Advisor shall:

•	Promptly disclose to our board of trustees the existence of any condition or circumstance, existing or anticipated, of which it has knowledge, which creates or could create a conflict of interest between the Advisor’s obligations to us and its obligation to or its interest in any other person;

•	Allocate investment opportunities among us and the other persons managed or sponsored by the Advisor, any trustee or their affiliates in accordance with the Participation Agreement and shall inform our board of trustees at least quarterly of the investment opportunities that have been offered to other programs with similar investment objectives sponsored by the Advisor, any trustee or their affiliates. If the Advisor, any trustee or affiliates thereof have sponsored other investment programs with similar investment objectives which have investment funds available at the same time as us, it shall be the duty of the board (including the independent trustees) to adopt the method set forth in the Participation Agreement or another reasonable method by which investments are to be allocated to the competing investment entities and to use their best efforts to apply such method fairly to us.

Asset Management Agreement

We have entered into an Asset Management Agreement with our Asset Manager. The Asset Management Agreement provides that the Asset Manager shall have the following responsibilities for allocation of investments among us, UDF I, UDF II, UDF III and UDF LOF:

•	Managing the allocation of loans and investments by and between UDF I, UDF II, UDF III, UDF LOF and us by reviewing the fund-specific investment objectives, risk profiles and targeted yields;

•	Monitoring the changing risk and yield profiles as assets are developed and mature, managing allocation and changing alignment with specific fund risk and yield objectives; and

•	Managing the sale or refinancing of loans and investments by and between the UDF Funds as the yield and risk parameters change throughout the development process.

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PROPOSAL 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our board of trustees has ratified our audit committee’s appointment of the firm of Whitley Penn LLP to continue as our independent registered public accounting firm for the year ending December 31, 2015.  If our shareholders do not ratify the appointment of Whitley Penn LLP, the audit committee will reconsider whether to retain Whitley Penn LLP, but may decide to retain Whitley Penn LLP as our independent registered public accounting firm. Even if the appointment is ratified, the audit committee in its discretion may change the appointment at any time during the year if it determines that a change would be in the best interests of us and our shareholders.

Assuming the presence of a quorum in person or by proxy at the Annual Meeting, the affirmative vote of a majority of all votes cast at the annual meeting is required to ratify the appointment of Whitley Penn LLP as our independent registered public accounting firm for the year ending December 31, 2015.

Representatives of Whitley Penn LLP are expected to be present at the Annual Meeting.  They will be given an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

OUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPOINTMENT OF WHITLEY PENN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

Relationship with Independent Registered Public Accounting Firm; Audit, Tax and Other Fees

Whitley Penn LLP has served as our independent registered public accounting firm since our inception in May 2008 and audited our financial statements for the period from May 28, 2008 (Date of Inception) through December 31, 2014.  To our knowledge, neither Whitley Penn LLP nor any of its partners has any direct financial interest or any material indirect financial interest in us, or has had any connection since our inception in the capacity of promoter, underwriter, trustee, officer or employee.

The following table reflects fees billed by Whitley Penn LLP for services rendered to the Trust in 2014 and 2013:

Nature of Service	2014	2013	Purpose
Audit fees	$209,300	$133,600	For audit of the Trust’s annual financial statements, review of quarterly financial statements included in the Trust’s Forms 10-Q and review of other SEC filings
Tax fees	$14,600	$6,300	For preparation of tax returns and tax compliance
All other fees	$118,200	$61,300	SEC comment letters, post-effective amendment and other audit-related projects

All of the services and fees described above were pre-approved by the audit committee.

The Trust has a policy of requiring that the audit committee pre-approve all audit and non-audit services (including the fees and terms thereof) provided to the Trust by the independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(b) of the Exchange Act and the rules and regulations of the SEC.  The audit committee approved all of the services rendered by Whitley Penn LLP for the years ended December 31, 2014 and 2013.

Auditor Independence

The audit committee has considered whether the provision of the above noted services is compatible with maintaining our independent registered public accounting firm’s independence and has concluded that the provision of such services has not adversely affected the independent registered public accounting firm’s independence.

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SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

As of the Record Date, we had 30,638,750 shares issued and outstanding.  The following table sets forth certain information as of the Record Date regarding the beneficial ownership of our common shares of beneficial interest as of the Record Date by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares, (ii) each trustee and nominee for trustee, (iii) each named executive officer, and (iv) all of our trustees and executive officers as a group.  Except as indicated in the footnotes to this table, the persons named in the table, based on information provided by such persons, have sole voting and sole investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.  None of the shares described below has been pledged as security.

Name	Number of Shares (1)	Percent of Class
Hollis M. Greenlaw (2)(3)	39,963	*
Phillip K. Marshall (2)	2,000	*
J. Heath Malone (2)	4,347	*
Steven J. Finkle (2)	20,000	*
John R. (“Bobby”) Ray (2)	3,000	*
Stacey H. Dwyer (2)(4)	88,095	*
David A. Hanson (2)	686	*
Cara D. Obert (2)	-	*
All Trustees and Executive Officers as a Group (8 persons)	158,091	*

*	Represents less than 1% of our outstanding common shares of beneficial interest.

(1)	For purposes of this table, shares indicated as being owned beneficially include shares that the beneficial owner has the right to acquire within 60 days of the Record Date. For the purpose of computing the percentage of the outstanding shares owned by a shareholder, shares that may be acquired during the 60 days following the Record Date are deemed to be outstanding securities of the class owned by that shareholder but are not deemed to be outstanding for the purpose of computing the percentage by any other person.

(2)	A trustee and/or executive officer of the Trust. The address of all trustees and executive officers is c/o United Development Funding IV, 1301 Municipal Way, Suite 100, Grapevine, Texas 76051.

(3)	Number of shares includes 10,000 shares owned directly by UMTH, a limited partnership of which the reporting person serves as Chief Executive Officer, Vice Chairman and partner; the reporting person disclaims beneficial ownership of the securities owned by UMTH except to the extent of his pecuniary interest therein. Number of shares also includes 20,488 shares owned directly by WAB Ltd, a limited partnership of which the reporting person is a limited partner and the general partner is WAB Genpar, LLC, a limited liability company of which the reporting person is the managing member and president; and 2,163 shares owned directly by Mojo Investments L.P., a limited partnership of which the reporting person is the general partner.

(4)	Number of shares includes 1,200 shares held directly by the reporting person’s spouse.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each trustee, officer and individual beneficially owning more than 10% of a registered security of the Trust to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common shares of beneficial interest of the Trust. Trustees, officers and greater than 10% beneficial owners are required by SEC rules to furnish the Trust with copies of all such forms they file. Based solely on a review of the copies of such forms furnished to us during and with respect to the fiscal year ended December 31, 2014 or written representations that no additional forms were required, to the best of our knowledge, we are not aware of any required Section 16(a) filings that were not timely and correctly made by reporting persons during the year ended December 31, 2014.

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AUDIT COMMITTEE REPORT

Pursuant to the audit committee charter adopted by our board of trustees, the audit committee’s primary function is to assist the board of trustees in fulfilling its oversight responsibilities by overseeing the independent auditors and reviewing the financial information to be provided to the shareholders and others, the system of internal control over financial reporting that management has established and the audit and financial reporting process. The audit committee is composed of three independent trustees. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing, and the members of the audit committee are not professionally engaged in the practice of accounting or auditing. The audit committee’s role does not provide any special assurance with regard to the financial statements of the Trust, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. The audit committee relies in part, without independent verification, on information provided to it and on representations made by management and the independent auditors that the financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

In this context, in fulfilling its oversight responsibilities, the audit committee reviewed the 2014 audited financial statements with management, including a discussion of the quality and acceptability of the financial reporting and controls of the Trust.

The audit committee reviewed with Whitley Penn LLP, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, the matters required to be discussed by Auditing Standards No. 16, Communications with Audit Committees, and their judgments as to the quality and the acceptability of the financial statements and such other matters as are required to be discussed by the applicable auditing standards as periodically amended (including significant accounting policies, alternative accounting treatments and estimates, judgments and uncertainties). In addition, the audit committee has received the written disclosures from the independent registered public accounting firm required by Public Company Accounting Oversight Board (United States) (“PCAOB”) Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence” and discussed with the independent registered public accounting firm its independence within the meaning of the rules and standards of the PCAOB and the securities laws and regulations administered by the SEC.

The audit committee discussed with Whitley Penn LLP the overall scope and plans for the audit. The audit committee meets periodically with Whitley Penn LLP, with and without management present, to discuss the results of their examinations, their evaluations of internal controls and the overall quality of the financial reporting of the Trust.

Members of the Audit Committee:

Philip K. Marshall, Chairman

J. Heath Malone

Steven J. Finkle

The preceding “Audit Committee Report” shall not be deemed soliciting material or to be filed with the SEC, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Trust specifically incorporates it by reference into such filing.

MAILING OF MATERIALS; OTHER MATTERS

On or about May 11, 2015 we will mail a proxy card together with this proxy statement to all shareholders of record at the close of business on the Record Date.  As of the date of this proxy statement, our board of trustees knows of no other matters which may properly be, or are likely to be, brought before the Annual Meeting.  To date, we have received no shareholder proposals.  However, if any proper matters are brought before the Annual Meeting or any adjournments of postponements thereof, the proxy holders will vote in regard thereto according to their discretion insofar as such proxies are not limited to the contrary.

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It is important that proxies be returned promptly.  Therefore, shareholders are urged to sign, date and return the accompanying proxy card in the accompanying return envelope or authorize their proxy by fax to 1-781-633-4036, by telephone by dialing toll-free 1-800-830-3542 or by the Internet at www.2voteproxy.com/udf.

At the Annual Meeting, in addition to the matters described above, there will be an address by our Chief Executive Officer and a general discussion period during which shareholders will have an opportunity to ask questions about our business and operations.

PROPOSALS FOR 2016 ANNUAL MEETING

Under SEC regulations, any shareholder desiring to submit a proposal for inclusion in proxy solicitation material for our 2016 Annual Meeting of Shareholders, including any proposals for nominees for election as trustee at the 2016 Annual Meeting of Shareholders, must cause such proposal to be received at our executive offices located at 1301 Municipal Way, Suite 100, Grapevine, Texas 76051, Attention: Investor Relations, no later than January 12, 2016, in order for the proposal to be considered for inclusion in our proxy statement for that meeting.  Shareholders also must follow the procedures prescribed in SEC Rule 14a-8 promulgated under the Exchange Act.  If a shareholder wishes to present a proposal at our 2016 Annual Meeting of Shareholders, whether or not the proposal is intended to be included in the 2016 proxy materials, our bylaws currently require that the shareholder give advance written notice to Investor Relations at our offices no earlier than December 13, 2015 and no later than January 12, 2016.  Shareholders are advised to review our bylaws, which contain other requirements with respect to advance notice of shareholder proposals and trustee nominations.  We presently anticipate holding the 2016 Annual Meeting of Shareholders in June 2016.

ANNUAL REPORT AND FORM 10-K

All shareholders of record on the Record Date are sent a copy of our 2014 Annual Report to Shareholders which contains our audited financial statements for the years ended December 31, 2014, 2013 and 2012.  Our 2014 Annual Report to Shareholders is not incorporated in this proxy statement and is not deemed a part of the proxy soliciting material.

A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2014 that was filed with the SEC may be obtained without charge (except for exhibits to the Form 10-K, which will be furnished upon payment to us of reasonable expenses in furnishing those exhibits).  To obtain a copy of our Form 10-K or any of those exhibits, please send a written request to Investor Services at our executive offices located at 1301 Municipal Way, Suite 100, Grapevine, Texas 76051 or view the SEC’s website located at www.sec.gov.

By Order of our Board of Trustees

Hollis M. Greenlaw
Chief Executive Officer

Grapevine, Texas
April 30, 2015

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UNITED DEVELOPMENT FUNDING

PO BOX 55909
BOSTON, MA 02205-5909

Proxy Voting Card

We encourage you to take advantage of Internet, telephone or fax voting. All are available 24 hours a day, 7 days a week.

All votes, whether by Internet, telephone, mail or fax, must be received by 11:59 p.m. Eastern Daylight Time on June 24, 2015 to be included in the voting results.

Vote by Internet

www.2voteproxy.com/udf

Go to the Web site address listed above. Have your proxy card ready. Follow the simple instructions that appear on your computer screen.

Vote by Telephone

1-800-830-3542

Use any touch-tone telephone. Have your proxy card ready.

Vote by Mail or Fax

Mark, sign and date your proxy card and mail promptly in the postage-paid envelope provided or fax your vote to 1-781-633-4036.

Please ensure the address below shows through the window of the enclosed envelope if voting by mail.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-9100

PROXY
UNITED DEVELOPMENT FUNDING IV
Annual Meeting of Shareholders
June 25, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The Board of Trustees recommends a vote (1) "FOR ALL" nominees named in Proposal No. 1; and (2) "FOR" Proposal No. 2. If no specification is made, such proxy will be voted (1) "FOR ALL" nominees named in Proposal No. 1; and (2) "FOR" Proposal No. 2.

The undersigned shareholder of United Development Funding IV, a Maryland real estate investment trust, hereby appoints Todd F. Etter and Hollis M. Greenlaw, and each of them, as proxies and attorneys-in-fact for the undersigned with full power of substitution in each of them, to attend the 2015 Annual Meeting of Shareholders of United Development Funding IV to be held on Thursday, June 25, 2015 at 10:00 a.m. local time at the offices of the company, 1301 Municipal Way, Suite 100, Grapevine, Texas 76051, and any and all adjournments or postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned would be entitled to cast if personally present, and otherwise to represent the undersigned, at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting or any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

UNITED DEVELOPMENT FUNDING IV
P.O. BOX 55909
BOSTON, MA 02205-5909

Important: Please sign exactly as name appears hereon. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

Signature______________________________ Signature ______________________________ Date ______________________

UDF15 - IV PXY - V3

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 25, 2015

The Proxy Statement and the 2014 Annual Report to Shareholders are available at:

www.2voteproxy.com/udf

You may obtain directions to attend the 2015 Annual Meeting of Shareholders by calling 1-800-859-9338.

THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES OR, IN THE ABSENCE OF SUCH A RECOMMENDATION, IN THEIR DISCRETION, INCLUDING MATTERS INCIDENT TO ITS CONDUCT OR A MOTION TO ADJOURN OR POSTPONE THE MEETING TO ANOTHER TIME AND/OR PLACE FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES FOR ANY OR ALL OF THE PROPOSALS REFERENCED HEREIN.

Please fill in the box(es) as shown using black or blue ink or a No. 2 pencil. Please do not use fine point pens. X

		For All	Withhold All	For all Except*
1. Election of five trustees, each until the Annual Meeting of Shareholders to be held in the year 2016 and until his successor is duly elected and qualifies: Nominees: (01) Hollis M. Greenlaw (02) Phillip K. Marshall (03) J. Heath Malone (04) Stephen J. Finkle (05) John R. ("Bobby") Ray	1.	☐	☐	☐

*** To withhold authority to vote for any individual nominee(s), write the number of the nominee(s) in the box to the right:**

		For	Against	Abstain
2. To ratify the selection of Whitley Penn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.	2.	☐	☐	☐

Address change/comments

UDF15 - IV PXY - V3